Exhibit 10.01

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [***]

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

(Santa Fe Summit)

I

SUMMARY AND DEFINITION OF BASIC TERMS

This Agreement of Purchase and Sale and Joint Escrow Instructions (the “Agreement”), dated as of the Effective Date set forth in Section 1 of the Summary of Basic Terms, below, is made by and between INTUIT INC., a Delaware corporation (“Buyer”), and KILROY REALTY, L.P., a Delaware limited partnership (“Seller”). The terms set forth below shall have the meanings set forth below when used in the Agreement.

TERMS OF AGREEMENT (first reference in the Agreement)	DESCRIPTION

1. Effective Date (Introductory Paragraph):	September 9, 2015

2. Buildings (Recital A):	The four (4) buildings listed by property address on Exhibit A attached hereto (each, a “Building” and collectively, the “Buildings”).

3. Broker (Section 15):	Jones Lang LaSalle

4. Buyer’s Notice Address (Section 14):

Intuit Inc.

2700 Coast Avenue

Mountain View, California 94043

Attn: Michael Gulasch

Fax No.: (650) 944-3600

E-mail: michael_gulasch@intuit.com

With copies to:

Intuit Inc.

2535 Garcia Avenue

Mountain View, California 94043

Attn: Lease Administration

Tel. No.: (650) 944-5203

E-mail: leaseadministration@intuit.com

Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

And to:

Intuit Inc.

2700 Coast Avenue

Mountain View, California 94043

Attn: General Counsel

Fax No.: (650) 944-5656

E-mail: laura_fennell@intuit.com

And to:

Sedgwick LLP

333 Bush Street, 30th Floor

San Francisco, CA 94104

Attn: Laurie N. Gustafson

Fax No.: (415) 781-2635

E-mail: laurie.gustafson@sedgwicklaw.com

5. Purchase Price (Section 2.1):	$262,252,156.00.

6. Initial Deposit (Section 2.2.1):	$5,000,000.00

7. Additional Deposit (Section 2.2.2):	$3,000,000.00

8. Escrow Holder and Escrow Holder’s Notice Address (Section 3):	Fidelity National Title 1300 Dove Street, Suite 310 Newport Beach, California 92660 Attn: Bobbie Purdy Fax No.: (213) 683-9782 Email: bobbie.purdy@fnf.com

9. Contingency Date (Section 4.1):	November 9, 2015.

10. Closing Date (Section 3.2):	No sooner than January 12, 2016, and no later than January 21, 2016, the specific date to be determined by Buyer and provided to Seller by written notice delivered to Seller no later than thirty (30) days prior to such specific date.

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11. Title Company (Section 4.2):	Fidelity National Title 1300 Dove Street, Suite 310 Newport Beach, California 92660 Attn: Justin VanderVeen Tel. No.: (949) 622-4962 E-Mail: majv@fnf.com Order No. 23065897

12. Seller’s Representatives (Section 11.9):	Brian Galligan, Justin Smart, and Lindsay Florin

II

RECITALS

A. Seller owns those certain parcels of land (each, a “Parcel”) more particularly described on Exhibit A attached hereto (collectively, the “Land”), which Land is improved with the Buildings and the “Improvements” (as defined below).

B. Seller desires to sell and convey to Buyer and Buyer desires to purchase and acquire from Seller, for each Parcel, all of Seller’s right, title and interest in and to the following:

i. The Land and all of Seller’s interest in all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, Seller’s interest, if any, in all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements and all such rights, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the “Real Property”);

ii. The Buildings, parking structure and any other associated parking, landscaped areas and all other improvements located on the Land (collectively, the “Improvements”);

iii. The “Approved Contracts” (as hereinafter defined);

iv. All personal property, equipment, supplies and fixtures (collectively, the “Personal Property”) owned by Seller and located on, and used solely in connection with the operation and maintenance of, the Real Property, which Personal Property shall be more particularly identified in Schedule 1 to Exhibit E attached hereto; and

v. To the extent assignable, any intangible property issued to Seller in connection with the foregoing, contract rights, warranties, guaranties, licenses, permits, plans, specifications, development rights, entitlements, signage rights, governmental approvals and certificates of occupancy which benefit the Real Property, the

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Improvements, and/or the Personal Property but excluding (i) any right to the use or ownership of “Kilroy,” “Kilroy Realty” or any other similar name; (ii) any rights of Seller against third parties including, without limitation, tenants, with respect to the period prior to Closing, and (iii) the rights of Seller to rents and other income from tenants and other third parties for the period prior to the Closing Date (collectively, the “Excluded Rights”) (the “Intangible Personal Property”). With respect to each Parcel, the Real Property, the Improvements, the Personal Property, the Approved Contracts, and the Intangible Personal Property are hereinafter referred to as the “Property.”

C. Prior to the Contingency Date, Buyer will have the opportunity to conduct all due diligence with regard to the Property as set forth in Sections 4.1 and 4.2, below (collectively, the “Due Diligence Investigations”).

D. All portions of the Property shall be sold together, concurrently, as the “Property”, and may not be purchased separately.

III

AGREEMENT

NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows, and hereby instruct Escrow Holder as follows.

1. Purchase and Sale. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property upon the terms and conditions set forth in this Agreement.

2. Purchase Price.

2.1 Purchase Price. Subject to the terms, conditions and provisions of this Agreement, Buyer shall pay the Purchase Price for the Property as hereinafter provided in this Section 2 (as increased or decreased by prorations and adjustments as herein provided).

2.2 Deposit.

2.2.1 Initial Deposit. Within five (5) business days after the Effective Date, Buyer shall deliver to Escrow Holder the Initial Deposit. The Initial Deposit shall be deposited by Escrow Holder in an interest-bearing account at a federally insured institution as Escrow Holder, Buyer and Seller reasonably deem appropriate and consistent with the timing requirements of this Agreement. The interest thereon shall accrue to the benefit of the party receiving the Deposit pursuant to the terms of this Agreement, and Buyer and Seller hereby acknowledge that there may be penalties or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. The term “Deposit” hereunder shall include all interest so earned thereon. Buyer agrees to provide its Federal Tax Identification Number to Escrow Holder upon the “Opening of Escrow,” as that term is defined in Section 3.1, below. Concurrently with the expiration of the “Property Approval Period” and provided Buyer has delivered “Buyer’s Approval Notice (as those terms are defined in Sections 4.1.2 and 4.1.4,

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respectively, below, the Initial Deposit shall become non-refundable except as otherwise provided in this Agreement. If prior to the expiration of the Property Approval Period Buyer has failed to deliver Buyer’s Approval Notice, this Agreement shall be automatically terminated and the Initial Deposit (less the Independent Consideration), together with all interest accrued thereon, less one-half ( 1⁄2) of any escrow cancellation fees in accordance with Section 4.4 below, shall be returned to Buyer. If this Agreement has not been so terminated, then, after the Contingency Date, the Initial Deposit (less the Independent Consideration) together with interest accrued thereon shall be: (i) applied and credited toward payment of the Purchase Price at the Close of Escrow, or (ii) retained by Seller as liquidated damages pursuant to Section 16.2, below, or (iii) returned to Buyer if (A) this Agreement is terminated, and the provisions of Sections 4.4 or 13 apply, or (B) this Agreement is terminated because of a breach by Seller.

2.2.2 Additional Deposit. Within five (5) business days after Buyer’s delivery of Buyer’s Approval Notice to Seller, Buyer shall deliver to Escrow Holder the Additional Deposit (the Additional Deposit, together with the Initial Deposit, shall be hereafter referred to as the “Deposit”). Upon receipt by Escrow Holder, the Additional Deposit shall become non-refundable except as otherwise provided in this Agreement. The failure of Buyer to timely deliver any portion of the Deposit hereunder shall be deemed a material default, and shall entitle Seller, at Seller’s sole option, to terminate this Agreement immediately as its sole and exclusive remedy for such default hereunder, at law and in equity, in which case Escrow Holder shall promptly return to Buyer any portion of the Deposit previously delivered by Buyer. The Additional Deposit together with interest accrued thereon shall be (i) applied and credited toward payment of the Purchase Price at the Close of Escrow, or (ii) retained by Seller as liquidated damages pursuant to Section 16.2, below, or (iii) returned to Buyer if (A) this Agreement is terminated and the provisions of Sections 4.4 or 13 apply, or (B) this Agreement is terminated because of a breach by Seller.

2.3 Cash Balance. On or before 10:00 a.m. (Pacific Time) on the Closing Date, Buyer shall deposit with Escrow Holder cash by means of a confirmed wire transfer through the Federal Reserve System or cashier’s check in the amount of the balance of the Purchase Price, plus Buyer’s share of expenses and prorations as described in this Agreement.

2.4 Independent Consideration. The Initial Deposit includes the amount of One Hundred and 00/100 Dollars ($100.00) as independent consideration for Seller’s performance under this Agreement (“Independent Consideration”), in addition to the Deposit and the Purchase Price. The Independent Consideration is independent of any other consideration provided hereunder, shall be fully earned by Seller upon the Effective Date hereof, shall be promptly forwarded by Escrow Holder to Seller and is not refundable under any circumstances.

3. Escrow and Title.

3.1 Opening of Escrow. Buyer and Seller shall promptly deliver a fully executed original of this Agreement to Escrow Holder (which delivery may be in counterparts), and the date of Escrow Holder’s receipt thereof is referred to as the “Opening of Escrow”; provided, however, the parties’ electronic delivery of such counterparts may be used for the Opening of Escrow to the extent their “wet-ink” original counterparts are

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concurrently delivered to Escrow Holder via Federal Express or other overnight courier or personal delivery. Seller and Buyer shall execute and deliver to Escrow Holder any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and close the transactions contemplated hereby, provided such instructions are consistent with and merely supplement this Agreement and shall not in any way modify, amend or supersede this Agreement. Such supplementary instructions, together with the escrow instructions set forth in this Agreement, as they may be amended from time to time by the parties, shall collectively be referred to as the “Escrow Instructions.” The Escrow Instructions may be amended and supplemented by such standard terms and provisions as the Escrow Holder may request the parties hereto to execute; provided, however, that the parties hereto and Escrow Holder acknowledge and agree that in the event of a conflict between any provision of such standard terms and provisions supplied by the Escrow Holder and the Escrow Instructions, the Escrow Instructions shall prevail.

3.2 Close of Escrow/Closing. For purposes of this Agreement, the “Close of Escrow” or the “Closing” shall mean the date on which the “Deed” (as defined in Section 5.1.1, below) is recorded in the Official Records of the County where the Land is located (the “Official Records”), or if the Closing occurs with Seller’s and Buyer’s consent prior to the date on which the Deed is recorded as a part of a “gap” closing, the date on which such gap Closing occurs. The Close of Escrow shall occur on the Closing Date. Buyer’s and Seller’s failure to perform their respective obligations hereunder, including, without limitation, the timely delivery by Buyer of the balance of the Purchase Price, shall constitute a material and non-curable default under this Agreement.

3.3 Title Insurance. At the Close of Escrow, and as a condition thereto, the Title Company shall issue to Buyer an ALTA extended coverage Owner’s Policy of Title Insurance 2006 Form for the Property with such endorsements as may have been reasonably requested by Buyer and included in a proforma title policy issued by the Title Company prior to the expiration of the Property Approval Period, a copy of which shall be delivered to Seller prior to expiration of the Property Approval Period (a “Title Policy”) with liability in the amount of the Purchase Price, showing title to the Property vested in Buyer, subject only to (i) the preprinted standard exceptions in such Title Policy, (ii) exceptions approved or deemed approved by Buyer pursuant to Section 4.2, (iii) non-delinquent real property taxes and special assessments, (iv) any exceptions arising from Buyer’s actions, local, state and federal laws, ordinances or governmental regulations, including, but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property, and (v) any matters which would be disclosed by an accurate survey or physical inspection of the Property (collectively, the “Permitted Exceptions”). The parties acknowledge that the Purchase Price represents the bulk price applicable to the entirety of the Property on an aggregate basis, and Seller shall not separately allocate any portion of the Purchase Price to any particular, individual component of the Property. Buyer shall be responsible to have prepared and delivered to the Title Company an ALTA survey of the Property, at Buyer’s expense. Buyer shall pay the additional premium for extended coverage in excess of a standard CLTA policy and for any endorsements requested by Buyer (but not for any endorsements requested by Seller to cure a disapproved title item pursuant to Section 4.2, which shall be paid for by Seller). The Property Approval Period and Close of Escrow shall not be extended due to Buyer’s Title Policy requirements. Notwithstanding the

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foregoing, if Buyer fails to provide an ALTA survey for the Property acceptable to the Title Company for purposes of issuing the Title Policy, then the Title Policy to be issued on the Close of Escrow shall be an ALTA extended coverage Owner’s Policy of Title Insurance which shall include a general survey exception.

4. Contingencies; Conditions Precedent to the Close of Escrow.

4.1 Buyer’s Review.

4.1.1 Delivery of Due Diligence Materials by Seller. To the extent not previously made available to Buyer, and to the extent within the possession or control of Seller, within one (1) business day following the Effective Date, Seller shall make available to Buyer and Buyer’s representatives vis-à-vis Seller’s online due diligence room relating to the Property, for Buyer’s inspection and copying at Buyer’s sole expense, and/or at Seller’s offices for Buyer’s inspection and right to copy at Buyer’s expense, (i) any final environmental studies (including, without limitation, the most recent Phase I and Phase II reports, if any), soils studies, plans, specifications, maps, past surveys and other similar materials relating to the physical and environmental condition of the Property (“Reports”), excluding any report or studies that have been superseded by subsequent reports or studies provided to Buyer, (ii) copies of all “Contracts” (as that term is defined in Section 4.1.3 below), and (iii) the additional due diligence items set forth on Exhibit H attached hereto (together with the Reports and Contracts, collectively, the “Due Diligence Items”). In no event shall Seller be obligated to provide to Buyer any confidential or proprietary information or any documents or information which is subject to attorney-client privilege or that constitute attorney-client work product. All Due Diligence Items shall be kept confidential by Buyer pursuant to the terms of Section 20 below. Except as expressly set forth in Section 11 of this Agreement, Seller makes no representations or warranties regarding the sufficiency, truthfulness, completeness (except as set forth in Section 11.9 of this Agreement) or accuracy of any Due Diligence Items or that the Due Diligence Items are complete copies of the same. Buyer acknowledges and understands that all such materials made available by Seller are only for Buyer’s convenience in making its own examination and determination prior to the Contingency Date as to whether it wishes to purchase the Property, and, in so doing, Buyer shall rely exclusively upon the Seller’s express representations and warranties set forth in Section 11 hereof and upon its own independent investigation, verification and evaluation of every aspect of the Property and not upon any of the Reports or materials supplied by Seller. Seller acknowledges Buyer may desire to discuss or otherwise inquire about matters related to the Property with various governmental entities and utilities (such parties are referred to herein, collectively, as the “Third Parties”). In this regard, Buyer is permitted to contact all necessary Third Parties, and discuss Due Diligence Items with such Third Parties (subject to Buyer’s confidentiality obligations hereunder); provided, however, that Buyer shall first provide Seller with written or telephonic notice and a reasonable opportunity to be present at such contact or discussions at a time and location reasonably convenient to Seller.

4.1.2 Entry Rights. Between the Effective Date and the Contingency Date (the “Property Approval Period”) and, provided that Buyer delivered Buyer’s Approval Notice, thereafter through the Closing Date, Buyer shall have the right to review and investigate the Due Diligence Items, the physical and environmental

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condition of the Property, the character, quality, value and general utility of the Property, the zoning, land use, environmental and building requirements and restrictions applicable to the Property, the state of title to the Property, and any other factors or matters relevant to Buyer’s decision to purchase the Property. Buyer, in Buyer’s sole and absolute discretion, may determine whether or not the Property is acceptable to Buyer within the Property Approval Period and whether Buyer can secure appropriate financing thereon. Buyer is currently the tenant under the “Intuit Lease” (as that term is defined in Section 8.3 below), and as such, Buyer has certain personnel currently working on the Real Property. Such personnel will conduct certain review and inspection of the Real Property. If and to the extent Buyer wishes to have any third party enter onto the Real Property to review or inspect the Real Property, Buyer shall provide Seller with at least two (2) business days’ prior email notice or telephone notice with a confirmation email to (x) Matt Holmes at mholmes@kilroyrealty.com or (415) 778-7745, and (y) Brian Galligan at bgalligan@kilroyrealty.com or (858) 523-2225, and (z) Lindsay Florin at legalnotifications@kilroyrealty.com or (310) 481-8400, of its desire for such third party to enter upon the Real Property for inspection and/or testing and any such inspections or testing shall be conducted at a time and manner reasonably approved by Seller. Seller shall have the right to be present at any such third party inspections or testings. Prior to any third party conducting any inspections or testing, Buyer and its consultants shall deliver to Seller a certificate of insurance naming Seller as additional insured (on a primary, non-contributing basis) evidencing commercial general liability and property damage insurance with limits of not less than [***] Dollars ($[***]) per claim for liability coverage (plus Medical Expenses coverage with a limit of not less than [***] Dollars ($[***]) per incident), and not less than [***] Dollars ($[***]) per claim for property damage. In addition, prior to conducting any inspections or testing, Buyer or its consultants shall also deliver to Seller proof of Worker’s Compensation and Employer’s Liability Insurance with minimum limits of not less than [***] Dollars ($[***]) each accident/employee/disease. Seller and Buyer acknowledge that Buyer already maintains such insurance coverage pursuant to the terms of the Intuit Lease. Notwithstanding the foregoing, Buyer shall not be permitted to undertake any air or paint sampling or any intrusive or destructive testing of the Property, including, without limitation, a “Phase II” environmental assessment (collectively, the “Intrusive Tests”), without in each instance first obtaining Seller’s prior written consent thereto, which consent shall not be unreasonably withheld, delayed or conditioned. If Seller fails to advise Buyer of its disapproval of any proposed Intrusive Tests, along with the reasons for such disapproval, within such one (1) business day period, such failure shall be deemed Seller’s approval thereof. Buyer shall restore the Real Property to its original condition immediately after any and all testing and inspections conducted by or on behalf of Buyer. The results of any and all testing and inspections conducted by or on behalf of Buyer shall be kept confidential pursuant to the terms of Section 20 below, and Buyer shall not provide to Seller any results of or information with regard to any Intrusive Tests unless Seller expressly requests in writing that Buyer supply such information or results to Seller. Buyer hereby agrees to indemnify and hold Seller, the “Seller Group” (as defined in Section 10.1.2 below) and the Property harmless from any and all costs, loss, damages or expenses of any kind or nature arising out of or resulting from any entry and/or activities upon the Property by Buyer and/or Buyer’s agents, employees, contractors or consultants; provided, however, such indemnification obligation shall not be applicable to the extent (i) of Buyer’s mere discovery of any pre-existing adverse physical condition at the Property, or (ii) any such costs, loss, damages or expenses arise out of the negligence or intentional misconduct of any

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indemnified party (provided that the foregoing shall not be construed as relieving Buyer of its obligation to indemnify, defend and hold harmless Seller to the extent that any such pre-existing condition is aggravated by the negligence or willful misconduct of Buyer and/or Buyer’s agents, employees, contractors or consultants in connection with any inspection of the Property). Buyer’s indemnification obligations under this section shall survive the Close of Escrow or any termination of this Agreement for one (1) year from the Close of Escrow.

4.1.3 Contracts. Buyer shall have until the Contingency Date to either approve of any Contracts, or to notify Seller in writing, specifying any Contracts which Buyer desires be terminated on or before the Closing, and which, by their express terms, may be terminated on or before the Closing (the “Disapproved Contracts”); provided, however, in no event shall Seller be required to terminate any Contracts which by their terms are not terminable prior to the Closing or otherwise not terminable without payment by Seller of a penalty, charge or premium (“Non-Terminable Contracts”). Seller shall provide written notice of termination to those applicable third parties with respect to such Disapproved Contracts on or before the Closing. Those Contracts not expressly disapproved by Buyer and the Non-Terminable Contracts (collectively, the “Approved Contracts”) shall be assigned by Seller to Buyer at the Closing. Seller shall assign its rights and interests under the Approved Contracts to Buyer at the Closing pursuant to the Assignment of Contracts and Assumption Agreement, in substantially the form attached hereto as Exhibit D and made a part hereof. Notwithstanding anything herein to the contrary, Seller shall cause any and all Contracts for the management, asset management, leasing or listing of the Property to be terminated, at Seller’s sole cost and expense, effective as of the Closing. The term “Contracts” shall mean those maintenance, management, utility, service and other operating contracts, equipment leases and other agreements to which Seller is a party affecting the ownership, repair, maintenance, management, leasing or operation of the Property as set forth on Exhibit G attached hereto, together with any amendments or modifications thereto.

4.1.4 Termination. If Buyer fails to deliver written notice thereof to Seller and Escrow Holder (the “Buyer’s Approval Notice”) prior to 5:00 p.m. (Pacific Time) on the Contingency Date of Buyer’s unconditional approval of the Property, Buyer shall be deemed to have disapproved the Property, and this Agreement shall automatically terminate and the Deposit, together with all interest accrued thereon, shall be returned to Buyer. In the event Buyer timely delivers the Buyer’s Approval Notice to Seller and Escrow Holder on or before the expiration of the Property Approval Period, then the same shall constitute Buyer’s waiver of the above-described termination right and all matters set forth in Sections 4.1.1 and 4.1.2, above, shall be deemed to be approved, and this Agreement shall continue in full force and effect.

4.1.5 Due Diligence Materials. In the event Buyer does not purchase the Property for any reason, within five (5) days after the date this Agreement is terminated Buyer shall (i) return to Seller all documents, information and other materials supplied by Seller to Buyer, (ii) destroy (and confirm to Seller the destruction of) any electronic copies of such documents, information and other materials supplied by Seller to Buyer, and (iii) at Seller’s written request, without warranty or representation of any kind, deliver to Seller copies of any third-party inspection reports, studies, surveys, and other reports and/or test results relating to the

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Property which were developed by Buyer or prepared by consultants retained by or on behalf of Buyer in contemplation of this Agreement, at no charge to Seller. In no event shall Buyer be obligated to provide to Seller any documents or information which is subject to attorney-client privilege or that constitutes attorney-client work-product, or which are proprietary, confidential or prohibited by Buyer’s consultants from being delivered to Seller or any other third party.

4.2 Title Report and Additional Title Matters. Seller has previously delivered to Buyer a preliminary title report for the Property (a “PTR”) and copies of all underlying title documents described in such PTR; or if not, Seller shall deliver such PTR and underlying title documents to Buyer within one (1) business day after the Effective Date. With respect to the Property, Buyer shall have until forty-five (45) days after Buyer’s receipt of the PTR and copies of the underlying title documents (the “Interim Date”) to provide written notice (the “Title Notice”) to Seller and Escrow Holder of any matters shown by the PTR and/or the ALTA Survey which are not satisfactory to Buyer. If Seller has not received such written notice from Buyer by the Interim Date, that shall be deemed Buyer’s unconditional approval of the condition of title to the Property. To the extent Buyer timely delivers a Title Notice, then Seller shall deliver, within five (5) business days of its receipt of such Title Notice, written notice to Buyer and Escrow Holder identifying which disapproved items (other than Monetary Liens) Seller shall undertake to cure or not cure (“Seller’s Response”). If and to the extent Seller commits to remove or otherwise cure (e.g., provide insurance against) any disapproved title matter, the removal or cure of such matter shall be a condition to Buyer’s obligation to close. Except as provided hereinbelow, Seller shall have until five (5) days prior to the Closing Date to make such arrangements or take such steps as the parties shall mutually agree to satisfy Buyer’s objection(s); provided, however, that, except with respect to liens secured by deeds of trust securing loans made to Seller, mechanics’ liens relating to work pursuant to any agreements to which Seller or any Seller affiliate is a party, judgment liens against Seller, and delinquent taxes (herein “Monetary Liens”), which Seller agrees to have removed on or before the Closing Date, Seller shall have no obligation whatsoever to expend or agree to expend any funds, to undertake or agree to undertake any obligations or otherwise to cure or agree to cure any title objections. If Seller does not timely deliver a Seller’s Response, Seller shall be deemed to have elected to not remove or otherwise cure any exceptions disapproved by Buyer. If Seller commits to remove or provide insurance against any disapproved title exception, then the removal of or insurance against such item(s) shall be a condition to Buyer’s obligation to close and Buyer shall be deemed to have approved title to the Property, provided, however, if Seller elects to insure over a disapproved title exception by endorsement, then Buyer shall the right to approve (which approval shall not be unreasonably withheld, conditioned or delayed) the form of endorsement. If Seller elects, or is deemed to have elected, not to remove or otherwise cure a matter disapproved in Buyer’s Title Notice, Buyer shall have until the Contingency Date to notify Seller and Escrow Holder, in writing, of Buyer’s election to either waive the objection or terminate this Agreement and the Escrow (in which case the Initial Deposit shall be returned to Buyer). Buyer’s timely delivery of Buyer’s Approval Notice in accordance with Section 4.1.4, above, shall be deemed Buyer’s waiver of Buyer’s title and survey objection(s) and election to proceed with Closing. Except for Monetary Liens, all matters shown in the PTR and any survey of the Property obtained by Buyer with respect to which Buyer fails to give a Title Notice on or before the Interim Date shall be deemed to be approved by Buyer. Notwithstanding the foregoing, if any supplemental title report or update containing any exceptions not included in the PTR delivered in accordance with

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this Section 4.2 (“New Exceptions”) is first issued on or after the Interim Date, Buyer will be entitled to object to the New Exceptions by delivering a supplemental Title Notice to Seller no later than five (5) business days following Buyer’s receipt of such supplement or update. If Buyer timely delivers a supplemental Title Notice to Seller with respect to any New Exceptions, Seller shall have five (5) business days within which to deliver Seller’s Response. If Seller does not timely deliver a Seller’s Response, Seller shall be deemed to have elected to not remove or otherwise cure any New Exceptions disapproved by Buyer. If Seller elects, or is deemed to have elected, not to remove or otherwise cure a New Exception disapproved in Buyer’s supplemental Title Notice, and the same has an economic impact of more than [***] Dollars ($[***]), Buyer may either waive the objection or terminate this Agreement and the Escrow (in which case the Deposit shall be returned to Buyer). If necessary, the Closing Date shall be extended to allow for the review and response process relating to any New Exceptions. Unless Buyer is entitled to and timely objects to such New Exceptions, all such New Exceptions shall be deemed to constitute additional Permitted Exceptions.

4.3 Conditions Precedent to Buyer’s Obligations:

4.3.1 Title Policy. On or before the Closing, Title Company shall have committed to issue to Buyer the Title Policy described in Section 3.3.

4.3.2 Seller’s Performance. Seller shall have duly performed in all material respects each and every covenant of Seller hereunder.

4.3.3 Accuracy of Representations and Warranties. On the Closing Date, all representations and warranties made by Seller in Section 11 shall be true and correct in all material respects as if made on and as of the Closing Date except for any inaccuracies therein actually known by Buyer.

4.4 Failure of Conditions Precedent to Buyer’s Obligations. Buyer’s obligations with respect to the transactions contemplated by this Agreement are subject to the satisfaction of the conditions precedent to such obligations for Buyer’s benefit set forth in Section 4.3. If Buyer fails to deliver Buyer’s Approval Notice or if Buyer terminates this Agreement by notice to Seller because of the failure of such conditions precedent, then (i) Escrow Holder shall return the Deposit to Buyer (plus interest accrued on the Deposit only while held by Escrow Holder but less the Independent Consideration) in accordance with Buyer’s written instructions within five (5) business days following Buyer’s delivery of a written termination notice to Seller and Escrow Holder, (ii) Seller and Buyer shall each pay one-half ( 1⁄2) of any Escrow cancellation fees or charges, and (iii) except for Buyer’s indemnity, restoration and confidentiality obligations and any other provisions under the Agreement which expressly survive termination of the Agreement, the parties shall have no further rights or obligations to one another under this Agreement.

4.5 Conditions Precedent to Seller’s Obligations. The Close of Escrow and Seller’s obligations with respect to the transactions contemplated by this Agreement are subject to the timely satisfaction or waiver of the following conditions: (i) Buyer shall have duly performed in all material respects each and every covenant of Buyer hereunder, and (ii) Buyer’s

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representations and warranties set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date, except for any inaccuracies therein actually known by Seller. Without limitation of the foregoing, Buyer shall have timely delivered the Purchase Price pursuant to the provisions of Section 2, above.

5. Deliveries to Escrow Holder.

5.1 Seller’s Deliveries. Seller hereby covenants and agrees to deliver or cause to be delivered to Escrow Holder at least one (1) business day prior to the Closing Date (or other date specified) the following funds, instruments and documents, the delivery of each of which shall be a condition to the Close of Escrow:

5.1.1 Deed. One (1) Grant Deed (the “Deed”) in the form of Exhibit B attached hereto, duly executed and acknowledged in recordable form by Seller, conveying Seller’s interest in the entirety of the Real Property to Buyer;

5.1.2 Non-Foreign Certifications. Certificates duly executed by Seller in the forms of Exhibits C-1 and C-2 attached hereto (the “Tax Certificates”);

5.1.3 Termination or Assignment of Intuit Lease. At Buyer’s option, two (2) counterparts of either a Termination of Intuit Lease (the “Termination of Intuit Lease”), duly executed by Seller, pursuant to which Seller and Buyer shall terminate the Intuit Lease as of the Closing Date, or an Assignment of Intuit Lease (the “Assignment of Intuit Lease”), duly executed by Seller, pursuant to which Seller shall assign to Buyer all of Seller’s right, title and interest in, under and to the Intuit Lease;

5.1.4 Assignment of Contracts and Assumption Agreement. Two (2) counterparts of the Assignment of Contracts and Assumption Agreement (“Assignment of Contracts”) duly executed by Seller in the form attached hereto as Exhibit D pursuant to which Seller shall assign to Buyer all of Seller’s right, title and interest in, under and to the Approved Contracts;

5.1.5 Bill of Sale. Two (2) counterparts of a Bill of Sale (“Bill of Sale”) duly executed by Seller in the form attached hereto as Exhibit E conveying Seller’s right, title and interest in and to the Personal Property;

5.1.6 General Assignment. Two (2) counterparts of a General Assignment duly executed by Seller in the form of Exhibit F attached hereto (the “General Assignment”), pursuant to which Seller shall assign to Buyer all of Seller’s right, title and interest in and to the Intangible Personal Property;

5.1.7 Proof of Authority; Owner’s Affidavit. Such proof of Seller’s authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller, as may be reasonably required by Title Company, together with such owner’s affidavits

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and certificates as to the occupancy of the Property and status of work at the Property in the form reasonably and customarily required by the Title Company (and reasonably acceptable to Seller), including, without limitation, any applicable “gap” indemnity agreement; and

5.1.8 Turnover. Seller shall deliver the Personal Property (and, to the extent Seller is obligated under this Agreement, any other materials, items or any other portion of the Property (e.g., keys, equipment manuals, on-site equipment, etc.)) to Buyer as of the Closing either by (i) delivering the same directly to Buyer outside of Escrow, or (ii) leaving such materials and items at the Property; provided, however, with respect to the Approved Contracts, Seller shall, to the extent in the possession or control of Seller, any affiliate of Seller or Seller’s property manager, deliver originals of the same to Buyer upon the Closing. Without limitation on the foregoing, Seller shall at Closing, to the extent in Seller’s, any affiliate of Seller’s or Seller’s property manager, possession or control as of the Closing, deliver (or leave at the Property) copies of utility bills, real property tax bills, operating statements and records which are material to the continued operation and leasing of the Property (excluding any privileged, confidential or proprietary documents) for the period of Seller’s ownership of the Property preceding the Closing.

5.2 Buyer’s Deliveries. Buyer hereby covenants and agrees to deliver or cause to be delivered to Escrow Holder at least one (1) business day prior to the Closing Date (provided that the balance of the Purchase Price shall be delivered at the time required pursuant to Section 2.3 hereof) the following funds, instruments and documents, the delivery of each of which shall be a condition to the Close of Escrow:

5.2.1 Buyer’s Funds. The balance of the Purchase Price, and such additional funds, if any, necessary to comply with Buyer’s obligations hereunder regarding prorations, credits, costs and expenses;

5.2.2 Assignment of Contracts. Two (2) counterparts of the Assignment of Contracts duly executed by Buyer;

5.2.3 Termination or Assignment of Intuit Lease. At Buyer’s option, two (2) counterparts of the Termination of Intuit Lease duly executed by Buyer, or two (2) counterparts of the Assignment of Intuit Lease duly executed by Buyer;

5.2.4 Bill of Sale. Two (2) counterparts of the Bill of Sale duly executed by Buyer;

5.2.5 General Assignment. Two (2) counterparts of the General Assignment duly executed by Buyer; and

5.2.6 Proof of Authority. Such proof of Buyer’s authority and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer, as may be reasonably required by Title Company.

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6. Deliveries Upon Close of Escrow. Upon Escrow Holder’s receipt of all of Seller’s deliveries and Buyer’s deliveries as set forth above, and authorization from both Seller and Buyer to proceed with Closing, Escrow Holder shall promptly undertake all of the following with respect to the Property:

6.1 Tax Filings. The Title Company shall file the information return for the sale of the Property required by Section 6045 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

6.2 Prorations. Prorate all matters referenced in Section 8 based upon the statement delivered into Escrow signed by the parties;

6.3 Recording. Cause the Deed (with documentary transfer tax information to be affixed) and any other documents which the parties hereto may direct, to be recorded in the Official Records in the order directed by the parties;

6.4 Seller Funds. Deduct all items chargeable to the account of Seller pursuant to Section 7, below. If, as the result of the net prorations and credits pursuant to Section 8, amounts are to be charged to the account of Seller, deduct the total amount of such charges (unless Seller elects to deposit additional funds for such items in Escrow); and if amounts are to be credited to the account of Seller, disburse such amounts to Seller, or in accordance with Seller’s instructions, at Close of Escrow. Disburse the Purchase Price to Seller, or as otherwise directed by Seller, promptly upon the Close of Escrow in accordance with Seller’s wire transfer instructions.

6.5 Buyer Funds. Disburse from funds deposited by Buyer with Escrow Holder towards payment of all items and costs (including, without limitation, the Purchase Price, which shall be disbursed in accordance with Section 6.4 above and this Section 6.5) chargeable to the account of Buyer pursuant hereto in payment of such items and costs and disburse the balance of such funds, if any, to Buyer;

6.6 Documents to Seller. Deliver to Seller counterpart originals of the Assignment of Contracts, the Termination of Intuit Lease or Assignment of Intuit Lease (as the case may be), the Bill of Sale and the General Assignment appropriately executed by Buyer, and a conformed copy of the recorded Deed;

6.7 Documents to Buyer. Deliver to Buyer an original of the Tax Certificates, and counterpart originals of the Assignment of Contracts, the Termination of Intuit Lease or Assignment of Intuit Lease (as the case may be), the Bill of Sale and the General Assignment appropriately executed by Seller, a conformed copy of the recorded Deed, and, when issued, the Title Policy; and

6.8 Title Policy. Direct the Title Company to issue the Title Policy to Buyer.

7. Costs and Expenses. Seller shall pay through Escrow (i) that portion of the Title Policy premium for standard CLTA owner’s coverage, (ii) all documentary county and city transfer taxes, (iii) one-half ( 1⁄2) of the Escrow Holder’s fee, and (iv) the cost of any title endorsements requested by Seller in order to cure any disapproved title matters Seller has elected

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to cure pursuant to Section 4.2 above. In addition, Seller shall pay outside of Escrow all legal and professional fees and costs of attorneys and other consultants and agents retained by Seller. Buyer shall pay through Escrow (w) all document recording charges, (x) the additional premium for the Title Policy for ALTA extended coverage and any title endorsements requested by Buyer, (y) one-half ( 1⁄2) of the Escrow Holder’s fee, and (z) all charges for the updates to any ALTA survey. Buyer shall pay outside of Escrow all costs and expenses related to the Due Diligence Investigations, and all legal and professional fees and costs of attorneys and other consultants and agents retained by Buyer.

8. Prorations. The following prorations between Seller and Buyer shall be made by Escrow Holder computed as of the Close of Escrow, in each instance based on either a 365-day year, or, for any amounts payable or calculated on a monthly or other basis, the actual number of days in the calendar month or applicable period in which the Closing occurs:

8.1 Ad Valorem Taxes. All non-delinquent real estate and personal property taxes attributable to the Property will be prorated at Closing. Seller shall be charged with all such taxes up to, but not including, the Closing Date. If the applicable tax rate and assessments for the Property have not been established for the period in which Closing occurs, the proration of real estate and/or personal property taxes, as the case may be, will be based upon the rate and assessments for the immediately preceding period and promptly re-prorated upon the availability of actual bills for the applicable period. All taxes imposed because of a change of use of the Property after Closing will be paid by Buyer. Real property tax refunds and credits received after the Closing which are attributable to a fiscal tax year prior to the Closing shall belong to Seller, and those which are attributable to the fiscal tax year in which the Closing occurs shall be prorated based upon the date of Closing.

8.2 Excise, Transfer and Sales Taxes. Buyer will be responsible for the payment of all excise, transfer, sales and use taxes imposed with respect to the conveyance of the Personal Property contemplated by this Agreement and will indemnify, defend and hold Seller harmless from the payment of such taxes. The parties acknowledge that no material portion of the Purchase Price has been allocated to the Personal Property

8.3 Lease Rentals. All non-delinquent rents (including all accrued tax and operating expense pass-throughs), charges and revenue of any kind receivable from that certain Office Lease dated March 28, 2005 by and between Seller and Buyer, as amended by that certain First Amendment to Lease dated as of March 31, 2006, that certain Second Amendment to Lease dated as of February 23, 2010, and that certain Third Amendment to Lease dated as of February 1, 2013 (collectively, the “Intuit Lease”) and any other income of the Property will be prorated at Closing. Seller will receive all rents (including all accrued tax and operating expense pass-throughs), charges and other revenue of any kind receivable from the Intuit Lease up to, but not including, the Closing Date. Any delinquent rents of any kind receivable from the Intuit Lease for any period before Closing shall be paid by Buyer to Seller at Closing in addition to the Purchase Price. Notwithstanding the foregoing, if any of such operating expenses and other charges and expenses are payable by Buyer (in its capacity as tenant) under the Intuit Lease (collectively, the “Tenant Charges”) on an estimated basis, then the Tenant Charges shall be reconciled against actual charges and expenses as of and at the Closing, to the extent then possible, and Seller shall provide a proposed

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reconciliation for Buyer’s reasonable approval. Seller shall have until the date that is ninety (90) days after the Closing Date to provide Buyer with a final reconciliation of any Tenant Charges for (i) calendar year 2015 that have not yet been reconciled between Buyer and Seller pursuant to the terms of the Intuit Lease, and (ii) Seller’s period of ownership in calendar year 2016 (the “Final Reconciliation”). If the Final Reconciliation shows that Seller owes Buyer additional sums, Seller shall deliver such amount to Buyer together with the delivery of the Final Reconciliation of the Tenant Charges. If the Final Reconciliation shows that Buyer owes Seller additional sums, Buyer shall deliver such amount to Seller together within ten (10) days after Buyer’s receipt of the Final Reconciliation from Seller. All of Buyer’s rights as Tenant under the Intuit Lease with regard to the “Statement” set forth in Section 4.8 of the Intuit Lease shall apply equally to the Final Reconciliation. The foregoing covenants made by the parties with respect to the Final Reconciliation of the Tenant Charges shall survive the Closing.

8.4 Operating Expenses. All utility service charges for electricity, heat and air conditioning service, other utilities, elevator maintenance, common area maintenance, taxes other than real estate taxes such as rental taxes, other expenses incurred in operating the Property that Seller customarily pays and that are not paid pursuant to the Intuit Lease on an estimated or other basis, and any other costs incurred in the ordinary course of business or the management and operation of the Property not so paid pursuant to the Intuit Lease, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to the Close of Escrow and Buyer shall pay all such expenses accruing on the Close of Escrow and thereafter. Seller and Buyer shall use commercially reasonable efforts to obtain billings and meter readings as of the Close of Escrow to aid in such prorations.

8.5 Contracts. Amounts payable under the Approved Contracts shall be prorated on an accrual basis. Seller shall pay all amounts due thereunder which accrue prior to the Close of Escrow and Buyer shall pay all amounts accruing on the Close of Escrow and thereafter.

8.6 Proration Statement. At least two (2) business days prior to the Close of Escrow, the parties shall agree upon all of the prorations to be made and submit a statement to Escrow Holder setting forth the same. In the event that any prorations, apportionments or computations made under this Section 8 shall require final adjustment, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same, but in no event shall such final adjustment occur later than one hundred eighty (180) days following the Close of Escrow (other than with respect to the Final Reconciliation). Any corrected adjustment or proration shall be paid in cash to the party entitled thereto. The provisions of this Section 8 shall survive the Close of Escrow.

9. Covenants of Seller. Seller hereby covenants with Buyer, as follows:

9.1 Contracts. Between the Effective Date and the expiration of the Property Approval Period, Seller shall not enter into any new Contracts or any amendments or modifications to the existing Contracts (collectively, “New Contracts”) which provide for more than a thirty (30) day termination provision without obtaining Buyer’s written consent, which shall not be unreasonably withheld, conditioned or delayed, and which

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consent will be deemed to have been given by Buyer if Buyer does not notify Seller in writing to the contrary within three (3) business days after Seller provides written notice to Buyer of such New Contract. Subsequent to the expiration of the Property Approval Period, and continuing until the Closing (provided the Agreement has not been terminated), Seller will not enter into any New Contracts without Buyer’s prior written consent, which consent may be withheld in Buyer’s sole discretion, and which consent will be deemed to have been given by Buyer if Buyer does not notify Seller in writing to the contrary within three (3) business days after Seller provides written notice to Buyer of such New Contract. Without limiting the generality of the foregoing, Seller will provide Buyer with copies of all New Contracts.

9.2 Leases. Between the Effective Date and the Closing Date (provided the Agreement has not been terminated), Seller will not enter into any new leases, licenses or other occupancy agreements (collectively, “New Leases”).

9.3 Operation in the Ordinary Course. Subject to Sections 9.1 and 9.2, above, and except to the extent that such maintenance is the obligation of Buyer (in its capacity as tenant) under the Intuit Lease, from the date of this Agreement until the Close of Escrow, Seller shall (i) operate and manage the Property in the ordinary course and consistent with Seller’s past practices, (ii) maintain all present insurance, services and amenities as required by the Intuit Lease, (iii) maintain the Property in substantially the same condition and repair as on the Effective Date, reasonable wear and tear exception (but Seller shall not be required to make capital improvements except as required by the Intuit Lease), (iv) keep on hand sufficient materials, supplies, equipment and other personal property for the efficient operation and management of the Property, and (v) perform when due, and otherwise comply with, all of Seller’s obligations and duties under the Approved Contracts, and all of Seller’s obligations and duties as Landlord under the Intuit Lease. None of the Personal Property shall be removed from the Real Property, unless replaced by unencumbered personal property of equal or greater utility and value. All Personal Property and Intangible Personal Property shall be conveyed to Buyer by Seller at the Close of Escrow free from any liens, encumbrances or security interests of any kind or nature other than the Permitted Exceptions.

10. “AS-IS” Sale and Purchase. Buyer acknowledges, by its initials as set forth below, that the provisions of this Section 10 have been required by Seller as a material inducement to enter into the contemplated transactions, and the intent and effect of such provisions have been explained to Buyer by Buyer’s counsel and have been understood and agreed to by Buyer.

10.1 Buyer’s Acknowledgment. As a material inducement to Seller to enter into this Agreement and to convey the Property to Buyer, Buyer hereby acknowledges and agrees that:

10.1.1 AS-IS. Except as otherwise expressly set forth in this Agreement, and subject to Seller’s representation and warranties set forth in Section 11 of this Agreement, Buyer is purchasing the Property in its existing condition, “AS-IS, WHERE-IS, WITH ALL FAULTS,” and upon the Closing Date has made or has waived all inspections and investigations of the Property and its vicinity which Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Property.

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/s/ RNW
Buyer’s Initials

10.1.2 No Representations. Other than the express representations and warranties of Seller contained in Section 11 or otherwise in this Agreement and the “Other Documents” (as that term is defined in Section 16.4 below), neither Seller, nor Kilroy Realty Corporation, Kilroy Services, LLC, nor any of their respective affiliates, partners, members, officers, directors, trustees, employees, agents, lenders, and its and their their respective successors and assigns (Seller and all of said entities and individuals are collectively referred to herein as the “Seller Group”) has made any representation, warranty, inducement, promise, agreement, assurance or statement, directly or indirectly, oral or written, of any kind to Buyer upon which Buyer has or is relying, or in connection with which Buyer has made or will make any decisions concerning the Property or its vicinity including, without limitation, its use, condition, value, compliance with “Governmental Regulations,” as that term is defined below, the existence or absence of “Hazardous Substances,” as that term is defined below, on or under the Property, or the permissibility, feasibility, or convertibility of all or any portion of the Property for any particular use or purpose, including, without limitation, its present or future prospects for sale, lease, development, occupancy or suitability as security for financing. As used in this Agreement, the following definitions shall apply: (i) the term “Governmental Regulations” means any laws (including “Environmental Laws,” as that term is defined below), ordinances, rules, requirements, resolutions, policy statements and regulations (including, without limitation, those relating to land use, subdivision, zoning, Hazardous Substances, occupational health and safety, handicapped access, water, earthquake hazard reduction, and building and fire codes) of any governmental or quasi-governmental body or agency claiming jurisdiction over the Property, (ii) the term “Environmental Laws” shall mean all federal, state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, and all federal and state court decisions, consent decrees and orders interpreting or enforcing any of the foregoing, in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater, and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 United States Code Section 9601, et seq., the Resource Conservation and Recovery Act, 42 United States Code Section 6901, et seq., and the Clean Water Act, 33 United States Code Section 1251, et seq., (iii) “Hazardous Substances” shall mean any substance or material that is or becomes described as a toxic or hazardous substance, waste or material or a pollutant or contaminant, or words of similar import, in any of the Environmental Laws, and includes asbestos or asbestos containing material, petroleum (including, without limitation, flammable explosives, crude, oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum, petroleum-based products and petroleum additives and derived substances, lead-based paint, viruses, mold, fungi or bacterial matter, the group of compounds known as polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, medical waste, and chemicals which may cause cancer or reproductive toxicity.

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/s/ RNW
Buyer’s Initials

10.1.3 No Implied Warranties. Excluding any representation or warranty set forth in Section 11 or otherwise in this Agreement or in the Other Documents, Seller hereby specifically disclaims: (a) all warranties implied by law arising out of or with respect to the execution of this Agreement, any aspect or element of the Property, or the performance of Seller’s obligations hereunder including, without limitation, all implied warranties of merchantability, habitability and/or fitness for a particular purpose; and (b) any warranty, guaranty or representation, oral or written, past, present or future, of, as to, or concerning (i) the nature and condition of the Property or other items conveyed hereunder, including, without limitation, the water, soil, and geology, the suitability thereof and of the Property or other items conveyed hereunder for any and all activities and uses which Buyer may elect to conduct thereon, the existence of any environmental hazards or conditions thereon (including but not limited to the presence of asbestos or other Hazardous Substances) or compliance with applicable Environmental Laws; (ii) the nature and extent of any right-of-way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise; and (iii) the compliance of the Property or other items conveyed hereunder or its operation with any Governmental Regulations.

/s/ RNW
Buyer’s Initials

10.1.4 Information Supplied by Seller. Buyer specifically acknowledges and agrees that, except as expressly contained in Section 11 or otherwise in this Agreement and the Other Documents, the Seller Group has made no representation or warranty of any nature concerning the accuracy or completeness of any documents delivered or made available for inspection by Seller to Buyer, including, without limitation, the Due Diligence Items and the offering packages and memoranda distributed with respect to the Property, and that Buyer has undertaken such inspections of the Property as Buyer deems necessary and appropriate and that Buyer is relying solely upon such investigations and not on any of the Due Diligence Items or any other information provided to Buyer by or on behalf of Seller. As to the Due Diligence Items, Buyer specifically acknowledges that they have been prepared by third parties with whom Buyer has no privity and Buyer acknowledges and agrees that no warranty or representation, express or implied, has been made, nor shall any be deemed to have been made, to Buyer with respect thereto, either by the Seller Group or by any third parties that prepared the same. Buyer specifically acknowledges that Seller has disclosed to Buyer the matters (collectively, the “Special Disclosure Matters”) described on Exhibit I attached hereto.

/s/ RNW
Buyer’s Initials

10.1.5 Release. AS OF THE CLOSE OF ESCROW, BUYER AND THE BUYER PARTIES HEREBY FULLY AND IRREVOCABLY RELEASE AND FOREVER DISCHARGE THE SELLER GROUP OF AND FROM ANY AND ALL MANNER OF ACTION OR ACTIONS, CAUSE OR CAUSES OF ACTION, AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, IN TORT), SUIT, DEBTS, LIENS, CONTRACTS,

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AGREEMENTS, PROMISES, LIABILITIES, CLAIMS, DEMANDS, DAMAGES, LOSSES, COSTS OR EXPENSES, OF ANY NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT (COLLECTIVELY, “CLAIMS”) THAT THE BUYER PARTIES MAY HAVE OR HEREAFTER ACQUIRE AGAINST EACH AND ANY OF THE SELLER GROUP ARISING FROM OR RELATED TO IN ANY WAY THE PROPERTY, THE CONDITION OF THE PROPERTY, THIS AGREEMENT, THE OTHER DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, ANY LATENT OR PATENT CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS, COMPLIANCE WITH LAW MATTERS, THE PRESENCE, DISCOVERY OR REMOVAL OF HAZARDOUS SUBSTANCES AND OTHER ENVIRONMENTAL MATTERS WITHIN, UNDER OR UPON, OR IN THE VICINITY OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS AND THE SPECIAL DISCLOSURE MATTERS. THE FOREGOING RELEASE BY BUYER AND THE BUYER PARTIES SHALL INCLUDE, WITHOUT LIMITATION, ANY CLAIMS BUYER AND/OR THE BUYER PARTIES MAY HAVE PURSUANT TO ANY STATUTORY OR COMMON LAW RIGHT BUYER MAY HAVE TO RECEIVE DISCLOSURES FROM SELLER, INCLUDING, WITHOUT LIMITATION, ANY DISCLOSURES AS TO THE PROPERTY’S LOCATION WITHIN AREAS DESIGNATED AS SUBJECT TO FLOODING, FIRE, SEISMIC OR EARTHQUAKE RISKS BY ANY FEDERAL, STATE OR LOCAL ENTITY, THE PRESENCE OF HAZARDOUS SUBSTANCES ON OR BENEATH THE PROPERTY, THE NEED TO OBTAIN FLOOD INSURANCE, THE CERTIFICATION OF WATER HEATER BRACING AND/OR THE ADVISABILITY OF OBTAINING TITLE INSURANCE, OR ANY OTHER CONDITION OR CIRCUMSTANCE AFFECTING THE PROPERTY, ITS FINANCIAL VIABILITY, USE OR OPERATION, OR ANY PORTION THEREOF. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OR WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST IN ITS FAVOR WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER’S RELEASE OF THE SELLER GROUP. IN CONNECTION WITH THE GENERAL RELEASE SET FORTH IN THIS SECTION 10.1.5, BUYER SPECIFICALLY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

/s/ RNW
Buyer’s Initials

Notwithstanding anything to the contrary set forth in this Section 10.1.5, the foregoing release is not intended to and does not cover (i) any claims arising from a breach of Seller’s representations or warranties under this Agreement or under the Other Documents, (ii) any breach by Seller of an express obligation of Seller under this Agreement or the Other Documents which by its terms survives the Close of Escrow, or (iii) any claims asserted against Buyer by the defendants in the litigation referenced on Exhibit I attached hereto, and Seller hereby agrees to protect, indemnify, defend and hold Buyer free and harmless from and against any and all loss, liability, cost,

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damage and expense (including reasonable attorneys’ fees) in connection therewith; provided, however, Buyer expressly acknowledges and agrees that (x) if and to the extent necessary, Buyer will use commercially reasonable efforts to cooperate with Seller’s prosecution of such litigation (at no cost to Buyer), and (y) any and all judgment amounts, awards, costs, expenses, settlement amounts, and/or any other type of proceeds that may be awarded to the plaintiff in such litigation shall be the sole and separate property of Seller.

10.1.6 California Natural Hazard Disclosure. Buyer acknowledges that any seller owning property located in the State of California is required to disclose if such property lies within the following natural hazardous areas or zones: (a) a special flood hazard area (any type Zone “A” or “V”) designated by the Federal Emergency Management Agency (Cal. Gov. Code section 8589.3); (b) an area of potential flooding shown on a dam failure inundation map designated pursuant to Cal. Gov. Code section 8589.5 (Cal. Gov. Code section 8589.4); (c) a very high fire hazard severity zone designated pursuant to Cal. Gov. Code section 51178 or 51179 (in which event the owner maintenance obligations of Cal. Gov. Code section 51182 would apply) ( Cal. Gov. Code section 51183.5); (d) a wildland area that may contain substantial forest fire risks and hazards designated pursuant to Cal. Pub. Resources Code section 4125 (in which event (i) such seller would be subject to maintenance requirements of Cal. Pub. Resources Code section 4291 and (ii) it would not be the State of California’s responsibility to provide fire protection services to any building or structure located within the wildland area except, if applicable, pursuant to Cal. Pub. Resources Code section 4129 or pursuant to a cooperative agreement with a local agency for those purposes pursuant to Cal. Pub. Resources Code section 4142) (Cal. Pub. Resources Code section 4136); (e) an earthquake fault zone (Cal. Pub. Resources Code section 2621.9); or (f) a seismic hazard zone (and, if applicable, whether a landslide zone or liquefaction zone) (Cal. Pub. Resources Code section 2694). Prior to the Effective Date, Seller delivered to Buyer a natural hazards disclosure statement with respect to the foregoing matters (the “Natural Hazard Disclosure Statement”). Buyer acknowledges that the Natural Hazards Disclosure Statement fully and completely discharges such Seller from its disclosure obligations under California Civil Code Section 1103, and, for the purpose of this Agreement, the provisions of Civil Code Section 1103.4 regarding the non-liability of Seller for errors or omission not within its personal knowledge shall be deemed to apply. Buyer acknowledges and agrees that Buyer will independently evaluate and investigate whether any or all of such natural hazards affect the applicable Property, and Seller shall have no liabilities or obligations with respect thereto. Prior to the Contingency Date, Buyer shall execute and deliver to Seller an acknowledgement of receipt of the Natural Hazards Disclosure Statement. Buyer acknowledges and agrees that the matters set forth in the Natural Hazard Disclosure Statement may change on or following the Closing Date for such Property and that Seller has no obligation to update, modify, or supplement the Natural Hazard Disclosure Statement following such Closing Date. Buyer shall be solely responsible for preparing and delivering its own Natural Hazard Disclosure Statement to subsequent prospective buyers of the Property, to the extent required. BUYER ACKNOWLEDGES AND REPRESENTS THAT IT HAS EXTENSIVE EXPERIENCE ACQUIRING AND CONDUCTING DUE DILIGENCE REGARDING COMMERCIAL PROPERTIES. THIS PROVISION IS AN ESSENTIAL ASPECT OF THE BARGAIN BETWEEN THE PARTIES. The provisions of this Section shall survive the Closing.

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10.1.7 Section 25359.7. Buyer acknowledges and agrees that the sole inquiry and investigation Seller conducted in connection with the environmental condition of the Property is to obtain the environmental report(s) which are part of the Due Diligence Items and that, for purposes of California Health and Safety Code Section 25359.7, Seller has acted reasonably in relying upon said inquiry and investigation, and the delivery of this Agreement constitutes written notice to Buyer under such code section.

10.2 Survival. The provisions of this Section 10 shall survive any termination of this Agreement and the Closing.

11. Seller’s Representations and Warranties. Subject to the Special Disclosure Matters, and matters contained in the Due Diligence Items, if any, Seller hereby makes the following representations and warranties with respect to the Property, which shall be true and correct as of the date of this Agreement and as of the Closing. Notwithstanding anything to the contrary contained herein or in any document delivered in connection herewith, Seller shall have no liability with respect to the Special Disclosure Matters.

11.1 Formation; Authority. Seller is duly formed, validly existing, and in good standing under laws of the state of its formation. Seller has full power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and all required consents and approvals have been duly obtained. All requisite action has been taken by Seller in connection with the entering into of this Agreement and the instruments referenced herein and the consummation of the transactions contemplated hereby. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.

11.2 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party.

11.3 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors.

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11.4 Prohibited Persons and Transactions.

11.4.1 Prohibited Persons; Foreign Corrupt Practices Act and Anti-Money Laundering. Neither Seller nor any of its affiliates, nor any of their respective members, partners or other equity holders, and none of their respective officers, directors or managers is, nor prior to Closing or the earlier termination of this Agreement, will they become a person or entity with whom U.S. persons or entities are restricted from doing business under (a) the Patriot Act (as defined below), (b) any other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including any “blocked” person or entity listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and any modifications thereto or thereof or any other person or entity named on OFAC’s Specially Designated Blocked Persons List) or (c) any other U.S. statute, Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action (collectively, “Prohibited Persons”). During Seller’s period of ownership of the Property, Seller, and to Seller’s Knowledge, its employees and any person or entity (“Person”) acting on its behalf have at all times fully complied with, and are currently in full compliance with, the Foreign Corrupt Practices Act of 1977 and any other applicable anti-bribery or anti-corruption laws. Seller is not entering into this Agreement, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. As used herein, “Patriot Act” shall mean the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the U.S. government and its various executive departments, agencies and offices interpreting and implementing the Patriot Act.

11.4.2 Prohibited Transactions. Seller shall not, directly or indirectly, use, lend or otherwise make available the proceeds paid to it under this Agreement to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is a Prohibited Person.

11.5 Leases and Contracts. Other than the Intuit Lease, there are no leases, licenses or other similar occupancy agreements with respect to the leasing or occupancy of the Property. There are no leasing, listing or brokerage agreements to which Seller is a party (or which Seller has assumed in writing) which would require the payment of any commission, fee or other consideration to any third party in connection with the exercise of any renewal, extension, expansion or other option by Buyer (in its capacity as tenant) under the Intuit Lease. Other than the Contracts listed on Exhibit G attached hereto, as of the Effective Date and as of the Closing Date, there are no contracts for maintenance, service or other operating contracts, equipment leases or other agreements with respect to all or any portion of the Property to which Seller is a party (or which Seller has assumed in writing) which will, by their respective terms, survive the Closing (except for any New Contracts approved by Buyer pursuant to Section 9.1 above).

11.6 Legal Compliance; Hazardous Substances; Physical Defects. Except as set forth on Exhibit I attached hereto or as may be included in the Due Diligence Items, Seller has not received any written notice from any governmental agency that the Property or any condition existing thereon or any present use thereof currently violates any Governmental Regulations applicable to the Property (including, without limitation, applicable Environmental Laws). To Seller’s Knowledge, during Seller’s ownership of the Property, no release of any Hazardous Substances has occurred on or under the Property. To Seller’s Knowledge, Seller has disclosed to Buyer any material adverse physical defect of the Property.

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11.7 Litigation. Except as may be disclosed on Exhibit I attached hereto or as may be included in the Due Diligence Items, Seller has not received written notice of any litigation, arbitration or other legal or administrative suit, action, proceeding or investigation of any kind pending or threatened in writing against or involving Seller relating to the Property or any part thereof, including, but not limited to, any condemnation action relating to the Property or any part thereof.

11.8 Foreign Person. Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

11.9 Due Diligence Items. The Due Diligence Items delivered to Buyer are complete copies thereof as contained in Seller’s files.

11.10 Subsequent Changes. If, after the Effective Date, Seller obtains knowledge of any fact or circumstance which would “materially and adversely,” as defined below, change one of its foregoing representations or warranties, then Seller will promptly give notice of each changed fact or circumstance to Buyer. For purposes of this Section 11.10, “materially and adversely” shall mean any matter or matters that relates to any of the representations or warranties made in this Section 11 could reasonably be expected to result in damages of and/or decrease the value of the Property by more than [***] Dollars ($[***]). Upon Buyer becoming aware of each fact which would materially and adversely change any of the representations or warranties contained in this Section 11 or elsewhere in this Agreement or in any Other Document (“Seller’s Representations”) or would otherwise constitute a breach thereof by Seller, Buyer, as its sole and exclusive remedy at law or in equity, shall on each occasion have the option of (i) waiving each such breach of warranty or change, and proceeding with the Close of Escrow, or (ii) terminating this Agreement, in which event the Deposit and any other funds deposited by Buyer into the Escrow and all interest earned thereon shall be returned to Buyer. Each election shall be made by Buyer not later than five (5) business days from Buyer actually becoming aware of each fact. If Buyer does not timely elect to terminate this Agreement pursuant to this Section 11.10 on account of such breach of warranty or change, then Buyer shall be deemed to have (a) irrevocably elected to waive its rights to terminate this Agreement pursuant to this Section 11.10 on account of such breach of warranty or change, (b) elected to acquire the Property on the terms set forth in this Agreement, and (c) waived all remedies at law or in equity with respect to any representations or warranties resulting from such facts or circumstances disclosed by Seller in its notice to Buyer or of which Buyer becomes aware prior to Closing, and Seller’s representations and warranties set forth in this Agreement shall be deemed to have been modified by all such disclosures. Anything contained herein to the contrary notwithstanding, if (x) Buyer has actual knowledge of any inaccuracy in any of Seller’s representations and warranties contained herein or in any Other Document, whether as a result of notice from Seller, Buyer’s own investigations or inquiries or otherwise, or (y) any information contained in any material posted in Seller’s online diligence room or otherwise delivered electronically from Seller to Buyer is in any way inconsistent with any of Seller’s Representations (and therefore Buyer has deemed knowledge of such inconsistent

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information), and notwithstanding clause (x) and clause (y) Buyer nonetheless proceeds with the Closing of the transactions contemplated hereby, then Seller’s representations and warranties shall be deemed qualified and amended or modified to the full extent of Buyer’s actual or deemed knowledge, Buyer shall be deemed to have accepted and approved Seller’s representations and warranties as so qualified and amended or modified, and Buyer shall have no right or remedy, and Seller shall have no obligation or liability, on account thereof. In no event shall Seller be liable to Buyer for (except to the extent expressly elected by Seller pursuant to this Section 11.10, above), or be deemed to be in default under this Agreement by reason of, any breach of a representation or warranty if Buyer had actual or deemed knowledge thereof prior to Closing.

11.11 Seller’s Knowledge. Whenever phrases such as “to Seller’s knowledge” or “Seller has no knowledge” or similar phrases are used in the foregoing representations and warranties, or otherwise used herein with regard to the “knowledge” of Seller, they will be deemed to refer exclusively to matters within the current actual (as opposed to constructive) knowledge of the applicable Seller’s Representative. Seller represents that Brian Galligan is the person most knowledgeable with respect to the day-to-day operations of the Property, Justin Smart is the person most knowledgeable with respect to the litigation referenced on Exhibit I attached hereto, and Lindsay Florin is the person most knowledgeable with respect to any other litigation matters affecting the Property. No duty of inquiry or investigation on the part of Seller or any of Seller’s Representatives will be required or implied by the making of any representation or warranty which is so limited to matters within Seller’s current actual knowledge, and in no event shall any of Seller’s Representatives have any personal liability therefor.

11.12 Survival. All of the foregoing representations and warranties of Seller, as updated as of the Closing in accordance with the terms of this Agreement, will survive Closing for a period of one (1) year after the Closing Date (the “Survival Period”). No claim for a breach of any representation or warranty of Seller will be actionable or payable if (i) Buyer does not notify Seller in writing of such breach and commence a “legal action” thereon within the Survival Period, or (ii) the breach in question results from or is based on a condition, state of facts or other matter which was actually known to Buyer prior to Closing. Notwithstanding any provision of this Agreement to the contrary, in no event shall Seller be liable for any consequential damages of Buyer or any punitive or special damages with respect to Seller’s obligations under this Agreement, the Other Documents or otherwise with respect to the Property.

12. Buyer’s Representations and Warranties. The following constitute representations and warranties of Buyer, which shall be true and correct as of the date of this Agreement and as of the Closing and shall survive Closing for the Survival Period:

12.1 Formation; Authority. Buyer is duly formed, validly existing and in good standing under the laws of the state of its formation. Buyer has full power and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transactions contemplated hereby. All requisite action has been taken by Buyer in connection with the entering into this Agreement and the instruments referenced herein, and the consummation of the transactions contemplated hereby. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms and conditions hereof and thereof.

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12.2 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party.

12.3 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors.

12.4 Prohibited Persons and Transactions.

12.4.1 Prohibited Persons; Foreign Corrupt Practices Act and Anti-Money Laundering. Neither Buyer nor, to Buyer’s actual knowledge, any of its affiliates, nor any of their respective members, partners or other equity holders, and none of their respective officers, directors or managers is, nor prior to Closing or the earlier termination of this Agreement, will they become a person or entity with whom U.S. persons or entities are restricted from doing business under (a) the Patriot Act (as defined below), (b) any other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including any “blocked” person or entity listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and any modifications thereto or thereof or any other person or entity named on OFAC’s Specially Designated Blocked Persons List) or (c) any other U.S. statute, Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action (collectively, “Prohibited Persons”). Buyer, and to Buyer’s actual knowledge, its employees and any Person acting on its behalf have at all times fully complied with, and are currently in full compliance with, the Foreign Corrupt Practices Act of 1977 and any other applicable anti-bribery or anti-corruption laws. Buyer is not entering into this Agreement, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. As used herein, “Patriot Act” shall mean the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the U.S. government and its various executive departments, agencies and offices interpreting and implementing the Patriot Act.

12.4.2 Prohibited Transactions Buyer shall not, directly or indirectly, use, lend or otherwise make available the proceeds paid to it under this Agreement to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is a Prohibited Person.

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13. Casualty and Condemnation.

13.1 Material Casualty. In the event that prior to the Close of Escrow any Building of the Real Property, or any material portion thereof, is destroyed or materially damaged, Buyer shall have the right, exercisable by giving written notice to Seller within ten (10) days after receipt of written notice of such damage or destruction, either (i) to terminate this Agreement in which event the Deposit and all interest accrued thereon shall be promptly returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and the provisions of Section 4.4 shall apply, or (ii) to accept the Property in its then condition and to proceed with the consummation of the transaction contemplated by this Agreement, with an abatement or reduction in the Purchase Price in the amount of the deductible for the applicable insurance coverage, if and to the extent such deductible is not Buyer’s responsibility (in its capacity as tenant) under the Intuit Lease, and Buyer shall be entitled to an assignment of all of Seller’s rights to any insurance proceeds payable by reason of such damage or destruction, other than rental abatement/rent loss insurance attributable to the period of time prior to the Closing which shall be retained by or paid to Seller. If Buyer fails to deliver written notice to Seller of Buyer’s election within the time period specified in this Section 13.1, Buyer shall be deemed to have elected alternative (ii) above. If Buyer elects (or is deemed to have elected pursuant to the immediately preceding sentence) to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any claims to such insurance proceeds without Buyer’s prior written consent, not to be unreasonably withheld, conditioned, or delayed. For purposes of this Section 13, damage to any Building of the Property shall be deemed to involve a material portion thereof if the estimated cost of restoration or repair, as estimated by Seller in its reasonable discretion, of such damage shall exceed [***] percent ([***]%) of the Purchase Price.

13.2 Non-Material Casualty. In the event that prior to the Close of Escrow there is any non-material damage to the Real Property, or any part thereof, Seller shall, subject to the following sentence, repair or replace such damage prior to the Close of Escrow. Notwithstanding the preceding sentence, in the event Seller elects not to or is unable to repair or replace such damage, Seller shall notify Buyer in writing of such fact and Buyer shall thereafter accept the Property in its then condition, and proceed with the transaction contemplated by this Agreement and Buyer shall receive an abatement or reduction in the Purchase Price in the amount of (a) the deductible for the applicable insurance coverage, if and to the extent such deductible is not Buyer’s responsibility (in its capacity as tenant) under the Intuit Lease, and (b) the cost to repair any damage which is self-insured by Seller or not covered by Seller’s insurance, and Buyer shall be entitled to an assignment of all of Seller’s rights to any insurance proceeds payable by reason of such damage or destruction, other than rental abatement/rent loss insurance attributable to the period of time prior to the Closing which shall be retained by or paid to Seller. In the event Seller does not repair or replace such damages, Seller shall not compromise, settle or adjust any claims to such insurance proceeds without Buyer’s prior written consent, not to be unreasonably withheld, conditioned, or delayed.

13.3 Condemnation. In the event that prior to the Close of Escrow, any portion of the Property is subject to a taking by any public or governmental authority, Buyer shall accept the Property in its then condition and proceed with the consummation of the transaction contemplated by this Agreement, in which event Buyer shall be entitled to an assignment of all of Seller’s rights to any award or proceeds payable in connection with such taking (other than

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any award or proceeds applicable to pre-Closing periods, for example in the case of a temporary taking). In the event of any taking, Seller shall not compromise, settle or adjust any claims to such award without Buyer’s prior written consent.

13.4 Notice of Casualty and Condemnation. Seller agrees to give Buyer prompt written notice of any taking of, proposed taking of, damage to or destruction of the Real Property.

14. Notices. All notices, consents, requests, reports, demands or other communications hereunder (collectively, “Notices”) shall be in writing and may be given personally or by Federal Express (or other reputable overnight delivery service) as follows:

To Seller:	Kilroy Realty, L.P.
12200 West Olympic Boulevard, Suite 200
Los Angeles, California 90064
	Attn:	Mr. Jeffrey C. Hawken
	Fax No.:	(310) 481.6540
E-mail: jhawken@kilroyrealty.com

With copies to:	Kilroy Realty, L.P.
12200 West Olympic Boulevard, Suite 200
Los Angeles, California 90064
	Attn:	Legal Department
	Fax No.:	(310) 481.6530
E-mail: legalnotifications@kilroyrealty.com

and:	Allen Matkins Leck Gamble Mallory & Natsis LLP
1901 Avenue of the Stars, Suite 1800
Los Angeles, California 90067
Attn: Anton N. Natsis, Esq.
Fax No.: (310) 788.2410
Email: tnatsis@allenmatkins.com

To Buyer:	At Buyer’s Notice Address set forth in the Summary and Definition of Basic Terms.

To Escrow Holder:	At Escrow Holder’s Address set forth in the Summary and Definition of Basic Terms.

or to such other address or such other person as the addressee party shall have last designated by Notice to the other party. Any Notice will be deemed given on the date of receipted delivery, the date of refusal to accept delivery, or when delivery is first attempted but cannot be made due to a change of address for which no Notice was given. Notwithstanding the foregoing, to the extent a Notice is (i) delivered via facsimile or e-mail, and (ii) the original of which is delivered personally or via overnight delivery service as identified hereinabove, then such Notice shall be deemed given upon the date of transmission of such facsimile or e-mail. In any event, the party delivering Notice shall use commercially reasonable efforts to provide a courtesy copy of each such Notice to the receiving party via electronic mail (provided that such email notice shall not, except as expressly set forth above, constitute a formal notice under the terms of this Section 14).

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15. Broker Commissions. With respect to the transaction contemplated by this Agreement, Seller and Buyer each represents to the other that no brokerage commission, finder’s fee or other compensation of any kind is due or owing to any person or entity other than to Broker (which commission to Broker is due pursuant to a separate written agreement between Seller and Broker). Each party hereby agrees that if any person or entity makes a claim for brokerage commissions or finder’s fees related to the sale of the Property by Seller or the acquisition of the Property by Buyer, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, then said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys’ fees) in connection therewith. The provisions of this paragraph shall survive Closing or any termination of this Agreement.

16. Default.

16.1 Default by Seller. In the event that, prior to the Closing, Seller fails to perform any of the covenants or agreements contained herein which are to be performed by Seller prior to the Closing, and Seller does not cure such failure within the earlier of the scheduled date for Closing hereunder or five (5) business days of receipt of written notice thereof from Buyer, Buyer may, at its option and as its exclusive remedy, either (i) terminate this Agreement by giving written notice of termination to Seller whereupon Escrow Holder will return to Buyer the Deposit (less the Independent Consideration), and both Buyer and Seller will be relieved of any further obligations or liabilities hereunder, except for those obligations which expressly survive any termination hereof, or (ii) Buyer may seek specific performance of this Agreement. Buyer shall be deemed to have elected to terminate this Agreement and receive back the Deposit if Buyer fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before the date that is forty-five (45) days following the date upon which the Closing was to have occurred. Except as specifically set forth in this Agreement, Buyer does hereby specifically waive any right to pursue any other remedy at law or equity for such pre-Closing default of Seller, including, without limitation, any right to seek, claim or obtain damages, punitive damages or consequential damages. Nothing contained in this Section shall limit Buyer’s right to receive reimbursement for costs and expenses pursuant to Section 18.5 below, nor waive or affect Seller’s indemnity and confidentiality obligations hereunder.

16.2 Default by Buyer. IN THE EVENT THE CLOSE OF ESCROW DOES NOT OCCUR AS HEREIN PROVIDED BY REASON OF ANY DEFAULT OF BUYER, BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE BUYER AND SELLER DO HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT THAT BUYER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY IS AND SHALL BE AN AMOUNT EQUAL TO THE DEPOSIT, TOGETHER WITH THE ACCRUED INTEREST THEREON; AND, AS SELLER’S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY), SAID AMOUNT

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SHALL BE DISBURSED TO SELLER AS THE FULL, AGREED AND LIQUIDATED DAMAGES FOR A BREACH OF THIS AGREEMENT BY BUYER WHICH RESULTS IN THE CLOSE OF ESCROW NOT OCCURRING, ALL OTHER CLAIMS TO DAMAGES OR OTHER REMEDIES IN RESPECT OF BUYER’S BREACH OF THIS AGREEMENT BEING HEREIN EXPRESSLY WAIVED BY SELLER. SUCH PAYMENT OF THE DEPOSIT IS NOT INTENDED AS A PENALTY, BUT AS FULL LIQUIDATED DAMAGES. NOTHING CONTAINED IN THIS SECTION SHALL LIMIT SELLER’S RIGHT TO RECEIVE REIMBURSEMENT FOR COSTS AND EXPENSES PURSUANT TO SECTION 18.5 BELOW, NOR WAIVE OR AFFECT BUYER’S INDEMNITY AND CONFIDENTIALITY OBLIGATIONS.

/s/ JH THR	/s/ RNW
SELLER’S INITIALS	BUYER’S INITIALS

16.3 AS A MATERIAL CONSIDERATION FOR SELLER ENTERING INTO THIS AGREEMENT, BUYER EXPRESSLY WAIVES FOR ANY DEFAULT BY SELLER (A) ANY RIGHT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE, PART 2, TITLE 4.5, SECTION 4.05 THROUGH 4.05.61 OR ANY OTHER SIMILAR STATE OR FEDERAL STATUTE, OR AT COMMON LAW OR OTHERWISE TO RECORD OR FILE A LIS PENDENS OR A NOTICE OF PENDENCY OF ACTION OR SIMILAR NOTICE AGAINST ALL OR ANY PORTION OF THE PROPERTY UNLESS AND UNTIL BUYER HAS ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS AGREEMENT AND HAS FILED AN ACTION SEEKING SUCH REMEDY, (B) ANY RIGHT TO SEEK DAMAGES IN THE EVENT OF SELLER’S PRE-CLOSING DEFAULT UNDER THIS AGREEMENT; PROVIDED, HOWEVER, PURSUANT TO SECTION 16.4 BELOW, BUYER DOES NOT WAIVE ANY OF ITS RIGHTS TO SEEK DAMAGES FOR SELLER’S BREACH OF ANY OF ITS REPRESENTATIONS OR WARRANTIES SET FORTH IN THIS AGREEMENT, SO LONG AS BUYER FIRST OBTAINS ACTUAL KNOWLEDGE OF SUCH BREACH AFTER THE CLOSING, OR FOR ANY BREACH OF SELLER’S OBLIGATIONS OR COVENANTS SET FORTH IN THIS AGREEMENT THAT EXPRESSLY SURVIVE THE CLOSING, SO LONG AS BUYER FIRST OBTAINS ACTUAL KNOWLEDGE OF SUCH BREACH AFTER THE CLOSING, AND (C) UNLESS AND UNTIL BUYER HAS ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS AGREEMENT AND HAS FILED AN ACTION SEEKING SUCH REMEDY, BUYER’S RIGHT TO BRING ANY ACTION THAT WOULD IN ANY WAY AFFECT TITLE TO OR RIGHT OF POSSESSION OF ALL OR ANY PORTION OF THE PROPERTY. EACH OF BUYER AND SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389 AND ANY SIMILAR STATE OR FEDERAL STATUTE. BUYER ACKNOWLEDGES AND AGREES THAT PRIOR TO THE CLOSING, BUYER SHALL NOT HAVE ANY RIGHT, TITLE OR INTEREST IN AND TO THE PROPERTY OR ANY PORTION THEREOF UNLESS AND UNTIL BUYER HAS ELECTED TO SEEK SPECIFIC PERFORMANCE OF THIS AGREEMENT AND HAS FILED AN ACTION SEEKING SUCH REMEDY. EACH OF BUYER AND SELLER HEREBY EVIDENCES ITS SPECIFIC AGREEMENT TO THE TERMS OF THIS WAIVER BY PLACING ITS SIGNATURE OR INITIALS IN THE SPACE PROVIDED HEREINAFTER.

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/s/ RNW	/s/ JH THR
BUYER’S INITIALS	SELLER’S INITIALS

16.4 Indemnities; Defaults After Closing or Termination. The limitations on the parties’ remedies set forth in Sections 16.1 and 16.2, above, will not be deemed to prohibit either party from (i) specifically seeking indemnification from the other for any matter with respect to which such other party has agreed hereunder to provide indemnification or from seeking damages from such other party in the event such other party fails or refuses to provide such indemnification; (ii) subject to the terms, conditions and limitations of this Agreement, seeking damages incurred during the period of time after Closing that a representation or warranty given as of the Closing Date by the other party hereunder survives Closing, for the other party’s breach of such representation or warranty discovered after such Closing; or (iii) subject to the terms, conditions and limitations of this Agreement seeking damages or such equitable relief as may be available for the other party’s failure to perform after any termination of this Agreement or the Closing any obligation hereunder which expressly survives such termination or the Closing, as applicable; provided, however, that in no event whatsoever will either party be entitled to recover from the other any punitive, consequential or speculative damages under or in connection with this Agreement. This Section 16.4 shall survive any termination of this Agreement and the Closing.

/s/ JH THR	/s/ RNW
SELLER’S INITIALS	BUYER’S INITIALS

16.5 Limited Liability. Notwithstanding anything to the contrary herein, Buyer on its own behalf and on behalf of its agents, members, partners, employees, representatives, officers, directors, agents, investors, lenders, prospective lenders, paralegals, attorneys, underwriters, auditors, consultants, and related and affiliated entities, successors and assigns (each, a “Buyer Party” and collectively, the “Buyer Parties”) hereby agrees that in no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, property management company, affiliated or related entities of Seller or Seller’s property management company, have any personal liability under this Agreement. Seller on its own behalf and on behalf of its agents, members, partners, employees, representatives, related and affiliated entities, successors and assigns hereby agrees that in no event or circumstance shall any of the Buyer Parties have any personal liability under this Agreement. Notwithstanding anything to the contrary contained herein: (i) the maximum liability of Seller, and the maximum aggregate amount which may be awarded to and collected by Buyer (including, without limitation, for any breach of any representation, warranty, indemnity and/or covenant of Seller) under this Agreement or any documents executed pursuant hereto or in connection herewith, arising out of or in any way connected with the sale of the Property to Buyer or otherwise with respect to a matter, obligation or liability arising out of or in any way connected to the Property, including, without limitation, the Exhibits attached hereto (collectively, the “Other Documents”) shall, under no circumstances whatsoever, exceed [***] Dollars ($[***]) (the “Cap Amount”); provided, however, the Cap Amount shall not apply to any damages, awards or recovery for Seller’s liability that arises out of Seller’s acts or omissions constituting fraud, willful misconduct or gross negligence, and there shall be no maximum liability for any of the foregoing acts by Seller; and (ii) no claim by Buyer alleging a breach by Seller of any representation, warranty, indemnity

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and/or covenant of Seller contained herein or any of the Other Documents may be made, and Seller shall not be liable for any judgment in any action based upon any such claim, unless and until such claim, either alone or together with any other claims by Buyer alleging a breach by Seller of any such representation, warranty and/or covenant, is for an amount in excess of [***] Dollars ($[***]) on an aggregate basis (the “Floor Amount”), in which event Seller’s liability respecting any final judgment concerning such claim or claims shall be for the entire amount thereof, subject to the Cap Amount set forth in clause (i) above; provided, however, that if any such final judgment is for an amount that is less than or equal to the Floor Amount, then Seller shall have no liability with respect thereto. Notwithstanding any provision of this Agreement to the contrary, in no event shall Seller be liable for any consequential damages of Buyer or any punitive or special damages with respect to Seller’s obligations under this Agreement, the Other Documents or otherwise with respect to the Property. This Section 16.5 shall survive any termination of this Agreement and the Closing.

17. Assignment. Buyer may not assign, transfer or convey its rights and obligations under this Agreement or in the Property without the prior written consent of Seller, which consent may be given or withheld in Seller’s sole discretion, and no such approved assignment shall relieve Buyer from its liability under this Agreement. Notwithstanding the foregoing, but subject to the terms of this Section 17 below, Seller’s consent shall not be required to a full or partial assignment by Buyer to one or more entities controlling, controlled by, or under common control with Buyer, it being understood that, in the event of a partial assignment or an assignment to multiple assignees, Buyer and/or such assignees may take title to the Property as tenants in common (and, in such event, the closing documents shall be modified as necessary to accommodate such tenant in common ownership); provided that (a) Buyer shall send Seller written notice of such assignment at least ten (10) business days prior to Closing, which request shall include the legal names and description of the ownership of the assignee, (b) the assignees shall expressly assume all of Buyer’s obligations hereunder pursuant to a written assignment and assumption agreement, a copy of which shall be provided to Seller prior to the Closing (although such assignment and assumption may be made effective as of Closing), (c) in no event shall any assignment of this Agreement release or discharge Buyer from any liability or obligation hereunder unless expressly agreed otherwise by Seller in writing, (d) in no event shall there be more than one Deed for the Property, and (e) in no event shall any assignment of this Agreement interfere with or restrict Seller’s ability to qualify the sale of Property as an exchange of like-kind property in accordance with the terms of Section 19 below. Seller acknowledges that Buyer may, as part of the Closing, convey one or more of the Parcels from the entity which takes title from Seller to one or more entities and/or trusts controlling, controlled by, or under common control with Buyer pursuant to deeds which will be recorded immediately following the recordation of the Deed.

18. Miscellaneous.

18.1 Governing Law. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California.

18.2 Partial Invalidity. If any term or provision or portion thereof of this Agreement or the application thereof to any person or circumstance shall, to any extent, be

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invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision or portion thereof to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

18.3 Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

18.4 Successors and Assigns. Subject to the provisions of Section 17, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

18.5 Professional Fees. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provisions on the part of the other party arising out of this Agreement, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit and any appeals therefrom, and enforcement of any judgment in connection therewith, including actual attorneys’ fees, accounting and engineering fees, and any other professional fees resulting therefrom. This Section 18.5 shall survive any termination of this Agreement and the Closing.

18.6 Entire Agreement. This Agreement (including all Exhibits attached hereto) is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or, except as expressly set forth herein, terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. This Agreement may be executed in one or more counterparts, each of which shall be an original, and all of which together shall constitute a single instrument. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

18.7 Time of Essence/Business Days. Seller and Buyer hereby acknowledge and agree that time is strictly of the essence in this Agreement as to each and every term, condition, obligation and provision hereof in which time is an element of performance and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the party so failing to perform. Unless the context otherwise requires, all periods terminating on a given day, period of days, or date shall terminate at 5:00 p.m. (Pacific Time) on such date or dates, and references to “days” shall refer to calendar days except if such references are to “business days” which shall refer to days which are not Saturday, Sunday or a legal holiday. Notwithstanding the foregoing, if any period terminates on a Saturday, Sunday or a legal holiday, under the laws of the State of California, the termination of such period shall be on the next succeeding business day.

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18.8 Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to sections are to this Agreement. All exhibits referred to in this Agreement are attached and incorporated by this reference. In the event the date on which Buyer or Seller is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.

18.9 No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Seller Group and Buyer and the Buyer Parties only and are not for the benefit of any third party; and, accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

19. 1031 Exchange. Upon the request of a party hereto (the “Requesting Party”), the other party (the “Cooperating Party”) shall cooperate with the Requesting Party in Closing the sale of the Property in accordance with this Agreement so as to qualify such transaction as an exchange of like-kind property; provided, however, the Cooperating Party shall not be required to take title to any exchange property and the Cooperating Party will not be required to agree to or assume any covenant, obligation or liability in connection therewith, the Closing hereunder shall not be delayed as a result of, or conditioned upon, such exchange, the Requesting Party shall pay all costs associated with such exchange, and the Requesting Party shall remain primarily liable under this Agreement and indemnify the Cooperating Party from any liability in connection with such exchange. The provisions of this Section 19 shall survive the Closing.

20. Confidentiality. Subject to Section 21 below, Seller and Buyer agree that (a) except as otherwise provided or required by valid law. court order or subpoena, (b) except to the extent such party considers such documents or information reasonably necessary to prosecute and/or defend any claim made with respect to the Property or this Agreement, and (c) except to the extent reasonably necessary to deliver such documents or disclose such information to its employees, paralegals, attorneys, consultants, and/or Third Parties in connection with its evaluation of this transaction, (i) Buyer and all Buyer Parties, and Seller, Seller’s members, partners, employees, representatives, officers, directors, agents, consultants, related and affiliated entities, paralegals, attorneys, underwriters, auditors, successors and assigns (collectively, the “Seller’s Representatives”), shall keep the contents of any materials, reports, documents, data, test results, and other information related to the transaction contemplated hereby, including any materials prepared by or for Buyer, with or that contain any such information, including, without limitation, the Due Diligence Items and all information regarding Seller’s sale or Buyer’s acquisition of the Property, strictly confidential, (ii) Seller, Seller’s Representatives, Buyer and all Buyer Parties shall keep and maintain the contents of this Agreement, including, without limitation, the amount of consideration being paid by Buyer for the Property strictly confidential, and (iii) Seller and Seller’s Representatives (subject to the terms of Section 21 below) and Buyer and all Buyer Parties shall refrain from generating or participating in any publicity or press release regarding this transaction without the prior written

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consent of the other party hereto. The confidential information covered by this Section 20 shall not include any information which is or becomes publicly available (other than through the breach of the terms hereof) or information which is independently generated by Seller, Seller’s Representatives, Buyer or any Buyer Party without reference to such confidential information provided by the other party. Buyer acknowledges that significant portions of the Due Diligence Items are proprietary in nature and that Seller would suffer significant and irreparable harm in the event of the misuse or disclosure of the Due Diligence Items. Without affecting any other rights or remedies that either party may have, (x) Buyer acknowledges and agrees that Seller shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any breach, threatened breach or anticipatory breach of the provisions of this Section 20 by Buyer or any Buyer Party, and (y) Seller acknowledges and agrees that Buyer shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any breach, threatened breach or anticipatory breach of the provisions of this Section 20 by Seller or any of Seller’s Representatives. The provisions of this Section 20 shall survive any termination of this Agreement and shall survive the Closing.

21. Press Releases; Disclosure of Information. Notwithstanding any provision to the contrary set forth in this Agreement, prior to the Contingency Date and Buyer’s delivery of the Additional Deposit to Escrow Holder, neither Seller nor Buyer shall make any disclosures with respect to this Agreement or the transaction contemplated hereby, except to the extent required by law (e.g., in filings required by the Securities Exchange Commission and/or in connection with audits or the offering of securities), and in the event such a disclosure is required by law, the disclosing party shall give notice to the other party no less than five (5) days’ prior to such disclosure, and shall make reasonable modifications to such disclosure as may be reasonably requested by the other party. After the Contingency Date (provided this Agreement has not been sooner terminated) and Buyer’s delivery of the Additional Deposit to Escrow Holder, either party may issue press releases in the ordinary course of business announcing that Seller is under contract to sell the Property to Buyer, including customary disclosures; provided, however, that neither party may disclose in any press release, without the other party’s consent, (I) the Purchase Price under this Agreement, or (II) yield or net operating income relating to the Property or Buyer’s acquisition thereof. In the event of any contemplated disclosure by either party pursuant to the foregoing sentence, such party shall give reasonable prior notice to the other party and make reasonable modifications as may be reasonably requested by the other party. Notwithstanding anything to the contrary contained in this Section 20, with respect to any post-Closing press releases, either party may release press releases in the ordinary course of business without the other party’s consent; provided, however, neither party may disclose in any press release, without the other party’s consent, (x) the Purchase Price under this Agreement, or (y) yield or net operating income relating to the Property or Buyer’s acquisition thereof. The provisions of this Section 21 shall survive Closing.

22. Energy Performance Disclosure Information. Buyer acknowledges that Seller may be required to disclose certain information concerning the energy performance of the Property pursuant to California Public Resources Code Section 25402.10 and the regulations adopted pursuant thereto (collectively the “Energy Disclosure Requirements”). Buyer acknowledges receipt of the Data Verification Checklist(s), as defined in the Energy Disclosure Requirements (the “Energy Disclosure Information”) prior to the Effective Date of this

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Agreement, and agrees that Seller has timely complied in full with Seller’s obligations under the Energy Disclosure Requirements. Buyer acknowledges and agrees that (i) Seller makes no representation or warranty regarding the energy performance of the Property or the accuracy or completeness of the Energy Disclosure Information, (ii) the Energy Disclosure Information is for the current occupancy and use of the Property and that the energy performance of the Property may vary depending on future occupancy and/or use of the Property, and (iii) Seller shall have no liability to Buyer for any errors or omissions in the Energy Disclosure Information. If and to the extent not prohibited by applicable law, Buyer hereby waives any right it may have to receive the Energy Disclosure Information, including, without limitation, any right Buyer may have to terminate this Agreement as a result of Seller’s failure to disclose such information. Further, Buyer hereby releases Seller from any liability Seller may have to Buyer relating to the Energy Disclosure Information, including, without limitation, any liability arising as a result of Seller’s failure to disclose the Energy Disclosure Information to Buyer prior to the execution of this Agreement. Buyer’s approval of the condition of the Property pursuant to the terms of this Agreement shall be deemed to include Buyer’s approval of the energy performance of the Property and the Energy Performance Disclosure Information. The terms of this Section 22 shall survive the Closing or any earlier termination of this Agreement.

23. Survival. Except as expressly set forth to the contrary herein, no representations, warranties, covenants or agreements of Seller contained herein shall survive the Closing.

24. Drafts Not an Offer to Enter Into a Legally Binding Contract. The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Property. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in its respective sole discretion, and both Seller and Buyer have fully executed, delivered and received each other’s counterpart of this Agreement.

25. Neighboring Property. As of the Effective Date, Seller owns certain real property located adjacent to and/or nearby the Property, described as Phase II and III of the Santa Fe Summit Project and depicted on the Concept Architectural Site Plan prepared by Architects Hanna Gabriel Wells, plotted 12/17/2008, sheet 9 of 29 (the “Site Plan”), [***] (collectively the “Neighboring Property”). Seller expressly represents [***].

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

“SELLER”	KILROY REALTY, L.P.,
a Delaware limited partnership

	By:	Kilroy Realty Corporation,
a Maryland corporation
	Its:	General Partner

		By:	/s/ JEFFREY C. HAWKEN
		Name:	Jeffrey C. Hawken
		Title:	Executive Vice President
Chief Operating Officer

		By:	/s/ TYLER H. ROSE
		Name:	Tyler H. Rose
		Title:	Executive Vice President
Chief Financial Officer

“BUYER”	INTUIT INC.,
a Delaware corporation

	By:	/s/ R. NEIL WILLIAMS
	Name:	R. Neil Williams
	Title:	Executive Vice President Finance

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JOINDER BY ESCROW HOLDER

Escrow Holder (as defined in Section 8 of Article I above) hereby acknowledges that it has received this Agreement executed by the Seller and Buyer and accepts the obligations of and instructions for the Escrow Holder set forth herein. Escrow Holder agrees to disburse and/or handle the Deposit, the Purchase Price and all closing documents in accordance with this Agreement.

Dated: , 2015	FIDELITY NATIONAL TITLE

By:

Name:

Title:

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EXHIBIT A

BUILDING ADDRESSES AND LEGAL DESCRIPTION

BUILDING ADDRESSES:

•	7525 Torrey Santa Fe Road, San Diego, California

•	7535 Torrey Santa Fe Road, San Diego, California

•	7545 Torrey Santa Fe Road, San Diego, California

•	7555 Torrey Santa Fe Road, San Diego, California

•	7565 Torrey Santa Fe Road, San Diego, California

LEGAL DESCRIPTION:

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN DIEGO, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: (APN: 306-370-02 TO 06)

LOTS 2 TO 6 INCLUSIVE OF TORREY SANTA FE SUMMIT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP NO. 14512, FILED IN RECORDERS OFFICE OF SAN DIEGO COUNTY ON DECEMBER 13, 2002.

PARCEL B: (APN: 306-313-38)

LOT B OF CABRERA II, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP NO. 14592, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 30, 2003, AND AMENDED BY CERTIFICATE OF CORRECTION RECORDED APRIL 26, 2010 AS INSTRUMENT NO. 2010-0205489, OFFICIAL RECORDS OF SAID COUNTY.

EXHIBIT A
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EXHIBIT B

FORM OF GRANT DEED

RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:

Attention:

MAIL TAX STATEMENT TO:

Attention:

(Space Above Line for Recorder’s Use Only)

GRANT DEED

Documentary Transfer Tax: $        .

(signature of declarant or agent determining tax)

☐	Computed on full value of property conveyed, or

☐	Computed on full value less liens and encumbrances remaining at time of sale

FOR VALUE RECEIVED,                                          (“Grantor”), grants to                     , a                      (“Grantee”), all that certain real property situated in the City of             , County of             , State of California, described on Schedule 1 attached hereto and by this reference incorporated herein (the “Property”). Subject to:

(a) All liens, encumbrances, easements, covenants, conditions, restrictions and other matters of record; and

(b) Non-delinquent taxes and assessments;

IN WITNESS WHEREOF, the Grantor has caused its corporate name to be hereunto subscribed as of             , 20    .

EXHIBIT B
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KILROY REALTY, L.P.,
a Delaware limited partnership

By:	Kilroy Realty Corporation,
a Maryland corporation

Its: General Partner

By:

Name:

Title:

By:

Name:

Title:

EXHIBIT B
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ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of	)

On                                                          , before me,                                                                                                                             ,

                                                                                                                                       (insert name of notary)

Notary Public, personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT B
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EXHIBIT C-1

TRANSFEROR’S CERTIFICATION OF NON-FOREIGN STATUS

To inform                     , a                      (“Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (“Code”) will not be required upon the transfer of certain real property to the Transferee by KILROY REALTY, L.P., a Delaware limited partnership (“Transferor”), the undersigned hereby certifies the following on behalf of the Transferor:

1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2. The Transferor’s U.S. employer identification number is             ;

3. The Transferor’s office address is c/o 12200 West Olympic Boulevard, Suite 200, Los Angeles, California 90064;

4. Transferor is not a disregarded entity as defined in § 1.1445-2(b)(2)(iii).

The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Date:             , 20

“TRANSFEROR”	KILROY REALTY, L.P.,
a Delaware limited partnership

	By:	Kilroy Realty Corporation,
a Maryland corporation

Its: General Partner

By:

Name:

Title:

By:

Name:

Title:

EXHIBIT C-1
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EXHIBIT C-2

FORM 593-C

YEAR	■	CALIFORNIA FORM
2015 Real Estate Withholding Certificate		593-C

Part I – Seller or Transferor	Return this form to your escrow company.

Name	SSN or ITIN - -
Spouse’s/RDP’s name (if jointly owned)	Spouse’s/RDP’s SSN or ITIN (if jointly owned - -
Address (apt./ste., room, PO Box, or PMB no.)	☐ FEIN ☐ CA Corp no. ☐ CA SOS file no.

City (If you have a foreign address, see instructions.)	State	ZIP Code	Ownership percentage . %
Property address (if no street address, provide parcel number and county)

To determine whether you qualify for a full or partial withholding exemption, check all boxes that apply to the property being sold or transferred. (See instructions)

Part II – Certifications which fully exempt the sale from withholding:

1.	☐	The property qualifies as the seller’s or transferor’s (or decedent’s, if sold by the decedent’s estate or trust) principal residence within the meaning of Internal Revenue Code (IRC) Section 121.

2.	☐	The seller or transferor (or decedent, if sold by the decedent’s estate or trust) last used the property as the seller’s or transferor’s (decedent’s) principal residence within the meaning of IRC Section 121 without regard to the two-year time period.

3.	☐	The seller or transferor has a loss or zero gain for California income tax purposes on this sale. To check this box you must complete Form 593-E, Real Estate Witholding-Computation of Estimated Gain or Loss, and have a loss or zero gain on line 16.

4.	☐	The property is being compulsorily or involuntarily converted and the seller or transferor intends to acquire property that is similar or related in service or use to qualify for nonrecognition of gain for California income tax purposes under IRC Section 1033.

5.	☐	The transfer qualifies for nonrecognition treatment under IRC Section 351 (transfer to a corporation controlled by the transferor) or IRC Section 721 (contribution to a partnership in exchange for a partnership interest).

6.	☐	The seller or transferor is a corporation (or a limited liability company (LLC) classified as a corporation for federal and California income tax purposes) that is either qualified through the California Secretary of State (SOS) or has a permanent place of business in California.

7.	☐	The seller or transferor is a California partnership or a partnership qualified to do business in California (or an LLC that is classified as a partnership for federal and California income tax purposes and is not a single member LLC that is disregarded for federal and California income tax purposes).

8.	☐	The seller or transferor is a tax-exempt entity under California or federal law.

9.	☐	The seller or transferor is an insurance company, individual retirement account, qualified pension/profit sharing plan, or charitable remainder trust.

Part III – Certifications that may partially or fully exempt the sale from withholding:

Real Estate Escrow Person (REEP): See instructions for amounts to withhold.

10.	☐	The transfer qualifies as a simultaneous like-kind exchange within the meaning of IRC Section 1031.

11.	☐	The transfer qualifies as a deferred like-kind exchange within the meaning of IRC Section 1031.

12.	☐	The transfer of this property is an installment sale where the buyer is required to withhold on the principal portion of each installment payment. Copies of Form 593-I, Real Estate Withholding Installment Sale Acknowledgement, and the promissory note are attached.

Seller or Transferor Signature

Under penalties of perjury, I hereby certify that the information provided above is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent. I understand that I must retain this form in my records for 5 years and that the Franchise Tax Board may review relevant escrow documents to ensure withholding compliance. Completing this form does not exempt me from filing a California income or franchise tax return to report this sale.

Seller’s/Transferor’s Name and Title	Seller’s/Transferor’s Signature	Date

Spouse’s/RDP’s Name	Spouse’s/RDP’s Signature	Date

Seller or Transferor	If you checked any box in Part II, you are exempt from real estate withholding.
If you checked any box in Part III, you may qualify for a partial or complete withholding exemption.

Except as to an installment sale, if the seller or transferor did not check any box in Part II or Part III of Form 593-C, the withholding will be 3 1⁄3% (.0333) of the total sales price or the optional gain on sale withholding amount from line 5 of the certified Form 593, Real Estate Withholding Tax Statement. If the seller or transferor does not return the completed Form 593 and Form 593-C by the close of escrow, the withholding will be 3 1⁄3% (.0333) of the total sales price, unless the type of transaction is an installment sale. If the transaction is an installment sale, the withholding will be 3 1⁄3% (.0333) of the first installment payment.

If you are withheld upon, the withholding agent should give you one copy of Form 593. Attach a copy to the lower front of your California income tax return and make a copy for your records.

EXHIBIT C-2
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT D

ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT

This Assignment of Contracts and Assumption Agreement (the “Assignment”) is made and entered into as of this      day of             , 20     (“Assignment Date”), by and between KILROY REALTY, L.P., a Delaware limited partnership (“Assignor”), and                                         , a                                          (“Assignee”), with reference to the following facts.

R E C I T A L S :

A. Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of             , 20     (the “Purchase Agreement”), pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor the Property. Capitalized terms used herein and not separate defined have the meanings ascribed to them in the Purchase Agreement.

B. Assignee has acquired fee title to the Real Property from Assignor on the Assignment Date. Assignor now desires to assign and transfer to Assignee all of Assignor’s rights and interests in, to and under the Approved Contracts, as hereinafter defined.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment and Assumption. Effective as of the Assignment Date, Assignor hereby grants, transfers, conveys, assigns and delegates to Assignee all of its rights and interests of Assignor in, to and under the Approved Contracts that are set forth in Schedule 1 attached hereto and made a part hereof; provided, however, such assignment, transfer and sale shall not include any rights or claims arising prior to the Assignment Date which Assignor may have against any party to the Approved Contracts. Assignee hereby accepts such assignment and delegation by Assignor and agrees to fully perform and assume all the obligations of Assignor under the Approved Contracts first arising from and after the Assignment Date.

2. No Warranties. Assignee does hereby covenant with Assignor, and represents and warrants to Assignor, that Assignor is transferring each of the Approved Contracts to Assignee (to the extent the terms of any of the Approved Contracts do not limit or restrict such right) without any warranty of any kind or nature. This Assignment shall not be construed as a representation or warranty by Assignor as to the transferability or enforceability of the Approved Contracts, and Assignor shall have no liability to Assignee in the event that any or all of the Approved Contracts (a) are not transferable to Assignee or (b) are canceled or terminated by reason of this Assignment or any acts of Assignee.

3. Attorneys’ Fees. In the event of the bringing of any action or suit by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then, in such event, the prevailing party shall be entitled to have and recover of and from the other party, all costs and expenses of the action or suit, including, without limitation, reasonable attorneys’ fees and expenses.

EXHIBIT D
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall taken together be deemed one document.

5. Survival. This Assignment and the provisions hereof shall inure to the benefit of and be binding upon the parties to this Assignment and their respective successors, heirs and permitted assigns.

6. No Third Party Beneficiaries. Except as otherwise expressly set forth herein, Assignor and Assignee do not intend, and this Assignment shall not be construed, to create a third-party beneficiary status or interest in, nor give any third-party beneficiary rights or remedies to, any other person or entity not a party to this Assignment.

7. Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

8. Liability; Survival. Nothing herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties or obligations under the Purchase Agreement. In addition, notwithstanding anything to the contrary contained in this Assignment, it is expressly understood and agreed by and between the parties thereto that any liability of Assignor hereunder shall be limited as set forth in Sections 11.11 and 16.5 of the Purchase Agreement.

[SIGNATURES ON FOLLOWING PAGE]

EXHIBIT D
-2-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Assignment Date.

ASSIGNOR:

KILROY REALTY, L.P., a Delaware limited partnership

By:	Kilroy Realty Corporation,
a Maryland corporation

Its: General Partner

By:

Name:

Title:

By:

Name:

Title:

ASSIGNEE:

,
a

By:

Name:

Title:

EXHIBIT D
-3-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT E

BILL OF SALE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, KILROY REALTY, L.P., a Delaware limited partnership (“Seller”), does hereby GRANT, SELL, CONVEY, TRANSFER AND DELIVER to                                         , a                                          (“Buyer”), free and clear of all liens and encumbrances, but without any other warranty of any kind, any and all of Seller’s rights, title and interests in and to the personal property (“Personal Property”) owned and utilized by Seller in connection with the operation and management of, and located at, the real property described in Exhibit A attached hereto and made a part hereof (the “Property”); provided, however, such transfer, assignment and sale shall not include any rights or claims arising prior to the date hereof which Seller may have against any person with respect to such personal property. The Personal Property being transferred pursuant to this Bill of Sale is set forth on Schedule 1 attached hereto.

1. From and after the date of this Bill of Sale, it is intended by the parties that Buyer and its successors and assigns shall have the right to use, have, hold and own the Personal Property forever. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original, and all of which shall taken together be deemed one document. Seller and Buyer agree that the delivery of an executed copy of this Bill of Sale by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Bill of Sale had been delivered.

2. Buyer hereby acknowledges, covenants, represents and warrants that Seller has made absolutely no warranties or representations of any kind or nature regarding title to the Personal Property or the condition of the Personal Property.

3. Buyer on behalf of itself and its officers, directors, employees, partners, agents, representatives, successors and assigns hereby agrees that in no event or circumstance shall Seller or its partners, members, trustees, employees, representatives, officers, related or affiliated entities, successors or assigns have any personal liability under this Bill of Sale, or to any of Buyer’s creditors, or to any other party in connection with the Personal Property or the Property.

4. This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

5. Nothing herein shall be deemed or construed as relieving Seller or Buyer of their respective duties or obligations under the Agreement of Purchase and Sale and Joint Escrow Instructions dated             , 20    , by and between Seller and Buyer (the “Purchase Agreement”). In addition, notwithstanding anything to the contrary contained in this Assignment, it is expressly understood and agreed by and between the parties thereto that any liability of Assignor hereunder shall be limited as set forth in Sections 11.11 and 16.5 of the Purchase Agreement.

[SIGNATURES ON FOLLOWING PAGE]

EXHIBIT E
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

IN WITNESS WHEREOF, this Bill of Sale has been executed as of this      day of             , 20    .

SELLER:

KILROY REALTY, L.P., a Delaware limited partnership

By:	Kilroy Realty Corporation,
a Maryland corporation

Its: General Partner

By:

Name:

Title:

By:

Name:

Title:

BUYER:

,
a

By:

Name:

Title:

EXHIBIT E
-2-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT A TO EXHIBIT E

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN DIEGO, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: (APN: 306-370-02 TO 06)

LOTS 2 TO 6 INCLUSIVE OF TORREY SANTA FE SUMMIT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP NO. 14512, FILED IN RECORDERS OFFICE OF SAN DIEGO COUNTY ON DECEMBER 13, 2002.

PARCEL B: ( APN: 306-313-38)

LOT B OF CABRERA II, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP NO. 14592, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 30, 2003, AND AMENDED BY CERTIFICATE OF CORRECTION RECORDED APRIL 26, 2010 AS INSTRUMENT NO. 2010-0205489, OFFICIAL RECORDS OF SAID COUNTY.

EXHIBIT A TO EXHIBIT E
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

SCHEDULE 1 TO EXHIBIT E

LIST OF PERSONAL PROPERTY

Description	Quantity
Exterior Building Tiles	19 pallets/crates

SCHEDULE 1 TO EXHIBIT E
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT F

GENERAL ASSIGNMENT

This General Assignment (this “Assignment”) is made as of the      day of             , 20     (“Assignment Date”), by KILROY REALTY, L.P., a Delaware limited partnership (the “Assignor”), and                                         , a                                          (the “Assignee”).

Pursuant to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of             , 20     (the “Purchase Agreement”), Assignee has this day acquired from Assignor the Property. Capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

In consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment. Assignor hereby assigns, transfers and sets over unto Assignee, without representation or warranty of any kind, and Assignee hereby accepts from Assignor, any and all of Assignor’s right, title and interest in and to the Intangible Personal Property, including, without limitation, any and all of Assignor’s right, title and interest in any warranties or guaranties provided to Assignor by Assignor’s contractors in connection with the repair of the Special Disclosure Matters.

2. Further Assurances. Assignor hereby covenants that Assignor will, at any time and from time to time upon written request therefor, execute and deliver to Assignee, Assignee’s successors, nominees or assigns, such documents as Assignee or they may reasonably request in order to fully assign and transfer to and vest in Assignee or Assignee’s successors, nominees and assigns, the Intangible Personal Property.

3. Attorneys’ Fees. In the event of the bringing of any action or suit by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then, in such event, the prevailing party shall be entitled to have and recover of and from the other party, all costs and expenses of the action or suit, including, without limitation, reasonable attorneys’ fees and expenses.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall taken together be deemed one document.

5. Successors. This Assignment and the provisions hereof shall inure to the benefit of and be binding upon the parties to this Assignment and their respective successors, heirs and permitted assigns.

6. No Third Party Beneficiaries. Except as otherwise expressly set forth herein, Assignor and Assignee do not intend, and this Assignment shall not be construed, to create a third-party beneficiary status or interest in, nor give any third-party beneficiary rights or remedies to, any other person or entity not a party to this Assignment.

EXHIBIT F
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

7. Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

8. Liability; Survival. Nothing herein shall be deemed or construed as relieving the Assignor or Assignee of their respective duties or obligations under the Purchase Agreement. In addition, notwithstanding anything to the contrary contained in this Assignment, it is expressly understood and agreed by and between the parties thereto that any liability of Assignor hereunder shall be limited as set forth in Sections 11.11 and 16.5 of the Purchase Agreement.

[SIGNATURES ON FOLLOWING PAGE]

EXHIBIT F
-2-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

IN WITNESS WHEREOF, Assignor and Assignee have caused this instrument to be executed as of the date above-written.

“ASSIGNOR”	KILROY REALTY, L.P.,
a Delaware limited partnership

	By:	Kilroy Realty Corporation,
a Maryland corporation

Its: General Partner

By:

Name:

Title:

By:

Name:

Title:

“ASSIGNEE”			,
a

By:

Name:

Title:

EXHIBIT F
-3-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT G

LIST OF CONTRACTS

Vendor	Service
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

EXHIBIT G
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT H

DUE DILIGENCE ITEMS

No.	Document Name	Consultant/Vendor	Date of Document	Date Sent
Leases (100 Series)
101	[***]		[***]	[***]
102	[***]		[***]	[***]
103	[***]		[***]	[***]
104	[***]		[***]	[***]
105	[***]		[***]	[***]
106	[***]		[***]	[***]
107	[***]		[***]	[***]
108	[***]		[***]	[***]
109	[***]		[***]	[***]
110	[***]		[***]	[***]
111	[***]		[***]	[***]
112	[***]		[***]	[***]
113	[***]		[***]	[***]
114	[***]	[***]	[***]	[***]
Vendors (200 Series)
201	[***]	[***]	[***]	[***]
202	[***]	[***]	[***]	[***]
203	[***]	[***]	[***]	[***]
204	[***]	[***]	[***]	[***]
205	[***]	[***]	[***]	[***]
206	[***]	[***]	[***]	[***]
207	[***]	[***]	[***]	[***]
208	[***]	[***]	[***]	[***]
209	[***]	[***]	[***]	[***]
210	[***]	[***]	[***]	[***]
211	[***]	[***]	[***]	[***]
212	[***]	[***]	[***]	[***]
213	[***]	[***]	[***]	[***]
Property (300 Series)
301	[***]	[***]
302	[***]	[***]	[***]	[***]
303	[***]	[***]	[***]	[***]
304	[***]	[***]	[***]	[***]
305	[***]
306	[***]			[***]
307	[***]
308	[***]	[***]	[***]	[***]
309	[***]	[***]	[***]	[***]

EXHIBIT H
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

310	[***]	[***]	[***]	[***]
311	[***]	[***]	[***]	[***]
312	[***]	[***]	[***]	[***]
313	[***]	[***]	[***]	[***]
314	[***]	[***]	[***]	[***]
315	[***]	[***]	[***]	[***]
316	[***]	[***]	[***]	[***]
317	[***]	[***]	[***]	[***]
318	[***]	[***]	[***]	[***]
319	[***]	[***]	[***]	[***]
320	[***]	[***]	[***]	[***]
321	[***]	[***]	[***]	[***]
322	[***]	[***]	[***]	[***]
323	[***]	[***]	[***]	[***]
324	[***]	[***]	[***]	[***]
325	[***]	[***]	[***]	[***]
326	[***]	[***]	[***]	[***]
327	[***]	[***]	[***]	[***]
328	[***]	[***]	[***]	[***]
329	[***]	[***]	[***]	[***]
330	[***]	[***]	[***]	[***]
331	[***]	[***]	[***]	[***]
332	[***]	[***]	[***]	[***]
333	[***]	[***]	[***]	[***]
334	[***]	[***]	[***]	[***]
335	[***]	[***]	[***]	[***]
336	[***]	[***]	[***]	[***]
337	[***]	[***]	[***]	[***]
338	[***]	[***]	[***]	[***]
339	[***]	[***]	[***]	[***]
340	[***]	[***]	[***]	[***]
341	[***]		[***]	[***]
342	[***]		[***]	[***]
Financial (400 Series)
401	[***]
402	[***]
403	[***]
404	[***]
405	[***]
406	[***]
407	[***]
408	[***]
409	[***]
Insurance (500 Series)
501	[***]

EXHIBIT H
-2-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

502	[***]	[***]	[***]	[***]
503	[***]	[***]	[***]	[***]
504	[***]	[***]	[***]	[***]
505	[***]	[***]	[***]	[***]
506	[***]	[***]	[***]	[***]
507	[***]	[***]	[***]	[***]
508	[***]	[***]	[***]	[***]
509	[***]	[***]	[***]	[***]
510	[***]	[***]	[***]	[***]
511	[***]	[***]	[***]	[***]
512	[***]	[***]	[***]	[***]
513	[***]	[***]	[***]	[***]
514	[***]	[***]	[***]	[***]
515	[***]	[***]	[***]	[***]
516	[***]	[***]	[***]	[***]

EXHIBIT H
-3-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT I

SPECIAL DISCLOSURE MATTERS; VIOLATIONS OF LAW; LITIGATION

Special Disclosure Matters:

[***]

Violations of Law:

[***]

Litigation:

[***]

EXHIBIT I
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

EXHIBIT J

[***]

EXHIBIT J
-1-	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

BETWEEN

KILROY REALTY, L.P.,

a Delaware limited partnership,

AS SELLER

and

INTUIT INC.,

a Delaware corporation,

AS BUYER

Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

I	SUMMARY AND DEFINITION OF BASIC TERMS			1

II	RECITALS			3

III	AGREEMENT			4

	1.	Purchase and Sale		4

	2.	Purchase Price		4
		2.1	Purchase Price	4
		2.2	Deposit	4
		2.3	Cash Balance	5
		2.4	Independent Consideration	5

	3.	Escrow and Title		5
		3.1	Opening of Escrow	5
		3.2	Close of Escrow/Closing	6
		3.3	Title Insurance	6

	4.	Contingencies; Conditions Precedent to the Close of Escrow		7
		4.1	Buyer’s Review	7
		4.2	Title Report and Additional Title Matters	10
		4.3	Conditions Precedent to Buyer’s Obligations:	11
		4.4	Failure of Conditions Precedent to Buyer’s Obligations	11
		4.5	Conditions Precedent to Seller’s Obligations	11

	5.	Deliveries to Escrow Holder		12
		5.1	Seller’s Deliveries	12
		5.2	Buyer’s Deliveries	13

	6.	Deliveries Upon Close of Escrow		14
		6.1	Tax Filings	14
		6.2	Prorations	14
		6.3	Recording	14
		6.4	Seller Funds	14
		6.5	Buyer Funds	14
		6.6	Documents to Seller	14
		6.7	Documents to Buyer	14
		6.8	Title Policy	14

	7.	Costs and Expenses		14

	8.	Prorations		15
		8.1	Ad Valorem Taxes	15
		8.2	Excise, Transfer and Sales Taxes	15
		8.3	Lease Rentals	15
		8.4	Operating Expenses	16
		8.5	Contracts	16
		8.6	Proration Statement	16

	9.	Covenants of Seller		16
		9.1	Contracts	16

(i)	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

	9.2	Leases	17
	9.3	Operation in the Ordinary Course	17

10.	“AS-IS” Sale and Purchase		17
	10.1	Buyer’s Acknowledgment	17
	10.2	Survival	22

11.	Seller’s Representations and Warranties		22
	11.1	Formation; Authority	22
	11.2	No Conflict	22
	11.3	Bankruptcy	22
	11.4	Prohibited Persons and Transactions	23
	11.5	Leases and Contracts	23
	11.6	Legal Compliance; Hazardous Substances; Physical Defects	23
	11.7	Litigation	24
	11.8	Foreign Person	24
	11.9	Due Diligence Items	24
	11.10	Subsequent Changes	24
	11.11	Seller’s Knowledge	25
	11.12	Survival	25

12.	Buyer’s Representations and Warranties		25
	12.1	Formation; Authority	25
	12.2	No Conflict	26
	12.3	Bankruptcy	26
	12.4	Prohibited Persons and Transactions	26

13.	Casualty and Condemnation		27
	13.1	Material Casualty	27
	13.2	Non-Material Casualty	27
	13.3	Condemnation	27
	13.4	Notice of Casualty and Condemnation	28

14.	Notices		28

15.	Broker Commissions		29

16.	Default		29
	16.1	Default by Seller	29
	16.2	Default by Buyer	29
	16.4	Indemnities; Defaults After Closing or Termination	31
	16.5	Limited Liability	31

17.	Assignment		32

18.	Miscellaneous		32
	18.1	Governing Law	32
	18.2	Partial Invalidity	32
	18.3	Waivers	33
	18.4	Successors and Assigns	33
	18.5	Professional Fees	33
	18.6	Entire Agreement	33

(ii)	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

	18.7	Time of Essence/Business Days	33
	18.8	Construction	34
	18.9	No Third-Party Beneficiary	34

19.	1031 Exchange		34

20.	Confidentiality		34

21.	Press Releases; Disclosure of Information		35

22.	Energy Performance Disclosure Information		35

23.	Survival		36

24.	Drafts Not an Offer to Enter Into a Legally Binding Contract		36

25.	Neighboring Property		36

EXHIBITS

Exhibit A	Building Addresses and Legal Description

Exhibit B	Grant Deed

Exhibit C-1	Transferor’s Certification of Non-Foreign Status

Exhibit C-2	Withholding Exemption Certificate for Real Estate Sales

Exhibit D	Assignment of Contracts and Assumption Agreement

Exhibit E	Bill of Sale

Exhibit F	General Assignment

Exhibit G	List of Service Contracts

Exhibit H	Due Diligence Items

Exhibit I	Special Disclosure Matters; Violations of Law; Litigation

Exhibit J	[***]

(iii)	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

INDEX

Page(s)

Additional Deposit	2
Agreement	1
Approved Contracts	8
[***]	[***]
Assignment of Contracts	12
Assignment of Intuit Lease	11
Bill of Sale	12
Broker	1
Buildings	1
Buyer	1
Buyer Parties	30
Buyer Party	30
Buyer’s Approval Notice	9
Cap Amount	30
Claims	19
Close of Escrow	5
Closing	5
Closing Date	2
Contingency Date	2
Contracts	9
Cooperating Party	33
Deed	11
Deposit	5
Disapproved Contracts	8
Due Diligence Investigations	3
Due Diligence Items	7
Effective Date	1
Energy Disclosure Information	34
Energy Disclosure Requirements	34
Environmental Laws	17
Escrow Holder	2
Escrow Holder’s Notice Address	2
Escrow Instructions	5
Excluded Rights	3
Final Reconciliation	15
Floor Amount	31
General Assignment	12
Governmental Regulations	17
Hazardous Substances	17
Improvements	3
Independent Consideration	5

(iv)	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit

CONFIDENTIAL TREATMENT REQUESTED BY INTUIT INC.

Page(s)

Initial Deposit	2
Intangible Personal Property	3
Interim Date	9
Intrusive Tests	8
Intuit Lease	15
Land	3
Monetary Liens	10
Natural Hazard Disclosure Statement	20
Neighboring Property	35
New Contracts	16
New Exceptions	10
New Leases	16
Non-Terminable Contracts	8
Notices	27
OFAC	22
Official Records	6
Opening of Escrow	5
Other Documents	30
Parcel	3
[***]	[***]
Permitted Exceptions	6
Person	22
Personal Property	3
Prohibited Persons	22
Property Approval Period	7
Property	3
PTR	9
Real Property	3
Reports	6
Requesting Party	33
Seller	1
Seller Group	17
Seller’s Representations	23
Seller’s Representatives	2, 33
Seller’s Response	9
Site Plan	35
Special Disclosure Matters	18
Survival Period	24
Tax Certificates	11
Tenant Charges	15
Termination of Intuit Lease	11
Third Parties	7
Title Company	2
Title Notice	9
Title Policy	6

(v)	Kilroy Realty, L.P. - Purchase Agreement Santa Fe Summit